AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 2008.

SECURITIES ACT FILE NO. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO.	☐

LEGG MASON CHARLES STREET  TRUST, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

100 LIGHT STREET, BALTIMORE, MD  21202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

410-539-0000

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

RICHARD M. WACHTERMAN, ESQ.

LEGG MASON & CO., LLC

100 LIGHT STREET

BALTIMORE, MD 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

ARTHUR C. DELIBERT, ESQ. K&L GATES LLP 1601 K STREET WASHINGTON, DC 20006	RONALD A. HOLINSKY, ESQ. LEGG MASON & CO., LLC 100 LIGHT STREET BALTIMORE, MD 21202	BURTON M. LEIBERT, ESQ. WILLKIE FARR & GALLAGHER LLP 787 SEVENTH AVENUE NEW YORK, NY 10019-6099

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement become effective under the Securities Act of 1933, as amended.

Title of Securities being registered:  Class A shares and Class C shares of Batterymarch U.S. Small Capitalization Equity Portfolio.

No filing fee is due because of Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on January 21, 2009 pursuant to Rule 488.

LEGG MASON PARTNERS EQUITY TRUST
55 Water Street
New York, New York 10041
Special Meeting of Shareholders to be held April 24, 2009

February __, 2009

Dear Shareholder:

You are being asked to vote on a proposed transaction related to your fund, Legg Mason Partners Small Cap Core Fund, a series of Legg Mason Partners Equity Trust (the "Trust"). Detailed information about the proposal is contained in the enclosed materials.

The proposed transaction would involve the reorganization of your fund into the Batterymarch U.S. Small Capitalization Equity Portfolio, a series of Legg Mason Charles Street Trust, Inc. (the "Reorganization"). The Board of Trustees (the "Board") of the Trust has called a special meeting of shareholders (the "Meeting") of Legg Mason Partners Small Cap Core Fund (identified herein as "your fund") to be held on April 24, 2009, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, 49th Floor, New York, New York 10018, at 10:00 a.m. Eastern Time to consider and vote on the proposed transaction.

The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization. After careful consideration, the Board recommends that you vote "FOR" the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply sign and return the voting instruction card in the enclosed postage-paid envelope or follow the instructions on the voting instruction card to authorize your vote by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken
President and Chief Executive Officer
Legg Mason Partners Equity Trust

LEGG MASON PARTNERS EQUITY TRUST

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed reorganization. Please refer to the more complete information contained elsewhere in the Proxy Statement/Prospectus about the reorganization.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.  WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund ("Reorganization"). If shareholders of your fund approve the Reorganization, you would become a shareholder of the Batterymarch U.S. Small Capitalization Equity Portfolio (the "acquiring fund"), a series of Legg Mason Charles Street Trust, Inc.

Q.  HOW WILL THE REORGANIZATION AFFECT ME?

A. If the Reorganization is approved, your fund's assets and liabilities will be combined with the assets and liabilities of the acquiring fund and you will become a shareholder of the acquiring fund. You will receive shares of the acquiring fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own as of the close of business on the day of the closing of the Reorganization.

Q.  WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Management has proposed the Reorganization because your fund has seen steady outflows over the last several years and has been affected by recent turmoil in the markets, resulting in a significant decline in its asset base. Management believes that shareholders of your fund should benefit from the Reorganization because the combined fund's Class A and Class C shares are expected to have significantly lower total operating expenses than the shares of your fund.

The proposed Reorganization will also further management's efforts to streamline Legg Mason's mutual fund product line, eliminate product duplication, and improve marketing focus so as to promote asset growth, as well as reduce investor confusion by combining two funds with similar investment strategies into a larger fund. Although there are no assurances that this will be the case, the combined fund may provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time.

Q.  ARE MY FUND'S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Legg Mason has recommended the reorganization with the acquiring fund based on, among other factors, its evaluation of the compatibility of your fund's investment objectives and policies with those of the acquiring fund. Both funds have the same sub-adviser and are managed by the same portfolio managers employing nearly identical investment models. There are no material differences in the investment objectives or principal investment policies of your fund and the acquiring fund. Both funds are managed using the same strategy and philosophy so there are currently no material differences in how the assets of each fund are managed. There are, however, certain non-material differences in investment strategies and risks between your fund and the acquiring fund. Please see "Comparison of Investment Objectives, Principal Policies and Strategies, and Principal Risks of Investing in the Funds" in the Proxy Statement/Prospectus.

Q.  HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. Class A and Class B shareholders of your fund will receive newly-organized Class A shares of the acquiring fund. The total operating expenses of the Class A shares of the combined fund are expected to be lower than your fund's current total operating expenses with respect to Class A and Class B shares.

Class C shareholders of your fund will receive newly-organized Class C shares of the acquiring fund. The total operating expenses of the Class C shares of the combined fund are expected to be lower than your fund's current total operating expenses with respect to Class C shares.

The contractual and effective management fee of the combined fund will be lower than your fund's current contractual and effective management fee.

Please see "Comparison of Fees and Expenses" in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the combined fund.

Q.  WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the Reorganization. You will receive shares of the acquiring fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the Reorganization.

Q.  WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the Reorganization will be processed according to your fund's policies and procedures in effect at the time of the redemption or exchange.

Q.  WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. Generally, no. Class A and Class B shareholders of your fund will receive Class A shares of the acquiring fund. Class C shareholders of your fund will receive Class C shares of the acquiring fund. However, Class A and Class C shares of the acquiring fund currently may not be exchanged for shares of a Legg Mason Partners Fund. At the closing of the Reorganization, it is expected that Class A and Class C shares of the acquiring fund may be exchanged for the same class of shares of any Legg Mason Fund or Legg Mason Partners Fund.

Please see "Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures" and Attachment B "Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information" in the Proxy Statement/Prospectus for a description of the differences among fund and combined fund classes.

Q.  CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. If the Reorganization is approved, your fund will close to new purchases and exchanges for the five business days prior to the closing of the Reorganization. Until then, you can purchase additional shares of your fund.

Q.  WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming the Reorganization qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the Reorganization. As a condition to the closing of the Reorganization, your fund (and the acquiring fund) will receive an opinion of counsel to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Reorganization.

Q.  WHO WILL PAY FOR THE REORGANIZATION?

A. Costs associated with the Reorganization will be split between Legg Mason Partners Fund Advisor, LLC ("LMPFA") and Legg Mason Fund Adviser, Inc. ("LMFA"), two subsidiaries of Legg Mason, Inc., and the funds. Please see "Voting Information—Proxy Solicitation" in the Proxy Statement/Prospectus for information regarding how the costs will be allocated.

Q.  HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund's Board, including all of the independent trustees, unanimously recommends that you vote FOR the Reorganization.

Q.  WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the Reorganization, then you will remain a shareholder of your fund.

Q.  I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their shares, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.  WHEN IS THE REORGANIZATION EXPECTED TO HAPPEN?

A. If shareholders approve the Reorganization, the Reorganization is expected to occur on or about May 1, 2009.

Q.  HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE?

A. In addition to voting in person at the shareholder meeting or authorizing a proxy by mail by returning the enclosed proxy card, you may also authorize a proxy by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy by touch-tone telephone:		To authorize a proxy by Internet:
(1)	Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1)	Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2)	Call the toll-free number that appears on your Proxy Card.	(2)	Go to the website that appears on your Proxy Card.

(3)	Enter the control number set out on the Proxy Card and follow the simple instructions.	(3)	Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.  WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on February [__], 2009, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Broadridge Investor Communication Solutions, Inc. at 866-451-3782.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS EQUITY TRUST
Legg Mason Partners Small Cap Core Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on April 24, 2009

Please take notice that a Special Meeting of Shareholders (the "Meeting") of Legg Mason Partners Small Cap Core Fund (the "Target Fund"), a series of Legg Mason Partners Equity Trust (the "Trust"), a Maryland business trust, will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, 49th Floor, New York, New York 10018, on April 24, 2009, at 10:00 a.m. Eastern time, for the following purposes:

PROPOSAL 1:	To consider and vote upon an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Batterymarch U.S. Small Capitalization Equity Portfolio (the "Acquiring Fund"), a series of Legg Mason Charles Street Trust, Inc., to be distributed to the shareholders of the Target Fund (the "Reorganization") and (ii) the subsequent termination of the Target Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Target Fund at the close of business on February [__], 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Board of Trustees,

Robert I. Frenkel Secretary Legg Mason Partners Equity Trust

February __, 2009

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 22, 2008

PROXY STATEMENT/PROSPECTUS

[February __, 2009]

PROXY STATEMENT FOR:

LEGG MASON PARTNERS EQUITY TRUST
Legg Mason Partners Small Cap Core Fund
(the "Target Fund")

55 Water Street
New York, New York 10041
1-800-451-2010

PROSPECTUS FOR:

LEGG MASON CHARLES STREET TRUST, INC.
Batterymarch U.S. Small Capitalization Equity Portfolio
(the "Acquiring Fund")

100 Light Street
Baltimore, Maryland 21202
1-800-822-5544

This Proxy Statement and Prospectus (the "Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Target Fund for a Special Meeting of Shareholders of the Target Fund (the "Meeting"). The Meeting will be held on April 24, 2009 at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, 49th Floor, New York, New York 10018, at 10:00 a.m. Eastern time. At the Meeting, shareholders of the Target Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Batterymarch U.S. Small Capitalization Equity Portfolio (the "Acquiring Fund"), a series of Legg Mason Charles Street Trust, Inc., to be distributed to the shareholders of the Target Fund (the "Reorganization") and (ii) the subsequent termination of the Target Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

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The Reorganization Agreement contemplates the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund. The Target Fund would then distribute to its shareholders the shares of the Acquiring Fund with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Target Fund would be terminated.

As a shareholder of the Target Fund, you are being asked to consider and vote upon the Reorganization Agreement pursuant to which the Reorganization would be accomplished. Because the Reorganization will result in shareholders of the Target Fund holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization is approved, the shareholders of the Target Fund will receive the shares of the Acquiring Fund as follows:

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received
Class A	Class A

Class B	Class A

Class C	Class C

Class A and Class C shares are newly-organized share classes of the Acquiring Fund. No sales charge or contingent deferred sales charge will be imposed on the Class A or Class C shares of the Acquiring Fund received by the Target Fund shareholders in connection with the Reorganization. However, any contingent deferred sales charge applicable to Class A or Class C shares of the Target Fund owned by a shareholder at the time of the Reorganization will be applicable to the Class A or Class C shares of the Acquiring Fund received by the shareholder in the Reorganization. Class A shares of the Acquiring Fund received by Class B shareholders of the Target Fund in connection with the Reorganization will not be subject to a contingent deferred sales charge. For more information about the classes of shares offered by the Funds, see "Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures" below and "Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information" in Attachment B.

The Reorganization is being structured with the intention that it be a tax-free reorganization for Federal income tax purposes. See "Information about the Proposed Reorganization—Federal Income Tax Consequences" below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. There are no material differences in the investment objectives and principal investment policies of the Target Fund and the Acquiring Fund. There are certain non-material differences, however, in the Funds' investment strategies and principal risks. Please see "Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds" in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the "Reorganization SAI") dated [February __, 2009] relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Target Fund at the address listed above or calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the "Fund SAIs"), filed with the SEC on the dates listed below; the prospectuses of the Funds and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference.

Dates of Prospectuses, Fund SAIs and Shareholder Reports
Fund	Prospectus and Fund SAI	Annual Report (Filing Date)	Semi-Annual Report (Filing Date)
Legg Mason Partners Small Cap Core Fund	April 28, 2008	December 31, 2007 (March 6, 2008)	June 30, 2008 (August 28, 2008)

Batterymarch U.S. Small Capitalization Equity Portfolio	[February 1, 2009] [Pending Registration]	December 31, 2007 (March 6, 2008)	June 30, 2008 (September 5, 2008)

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For a table for the financial highlights for each Fund, see Attachment D. This information is derived from and should be read in conjunction with the following documents, which are incorporated herein by reference into the Reorganization SAI: the audited financial statements of the Target Fund, including notes thereto, and the report of KPMG LLP, independent registered public accounting firm, with respect to such audited financial statements, included in the Annual Report to Shareholders of the Target Fund for the fiscal year ended December 31, 2007; the unaudited financial statements of the Target Fund, including notes thereto, included in the Semi-Annual Report to Shareholders of the Target Fund for the fiscal period ended June 30, 2008; the audited financial statements of the Acquiring Fund, including notes thereto, and the report of PricewaterhouseCoopers, LLP, independent registered accounting firm, with respect to such audited financial statements, included in the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2007; and the unaudited financial statements of the Acquiring Fund, including notes thereto, included in the Semi-Annual Report to Shareholders of the Acquiring Fund for the fiscal period ended June 30, 2008. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by contacting Legg Mason Partners Shareholder Services at 1-800-451-2010 (for the Target Fund) or Legg Mason Investor Services at 1-800-822-5541 (for the Acquiring Fund), by writing to the Funds at the address listed above, or by visiting the Funds' website at www.leggmason.com/IndividualInvestors or www.lminstitutionalfunds.com, respectively.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC's Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement accompanies this Proxy Statement/Prospectus as Attachment A.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Attachment A.

Proposed Reorganization

At meetings held in November 2008, the Board of the Target Fund and the Board of the Acquiring Fund, including as to each Fund all of the Board members who are not "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Board Members"), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer to the Acquiring Fund of all of the assets of the Target Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund, is scheduled to be effective as of the close of business on May 1, 2009, or on such later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Target Fund will receive shares of the Acquiring Fund and become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Target Fund shares as of the close of business on the Closing Date. See "Information about the Proposed Reorganization" below. For more information about the classes of shares offered by the Funds, see "Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures" below and "Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information" in Attachment B.

For the reasons set forth below in "Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations," the Board of the Target Fund, including all of the Independent Board Members, has concluded that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund's existing shareholders would not be diluted as a result of the Reorganization. The Board of the Target Fund, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Target Fund and recommends that shareholders of the Target Fund vote "FOR" the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also concluded that the Reorganization would be in the best interests of the Acquiring Fund and has approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund. See "Voting Information" below.

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of K&L Gates LLP to the effect that the Reorganization will be treated as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, subject to the limited exceptions described below under the heading "Information about the Proposed Reorganization—Federal Income Tax Consequences," it is expected that neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder's Target Fund shares. For more information about the Federal income tax consequences of the Reorganization, see "Information about the Proposed Reorganization—Federal Income Tax Consequences" below.

Certain Defined Terms Used in this Proxy Statement/Prospectus

The Target Fund is a series of a Maryland business trust. The Acquiring Fund is a series of a Maryland corporation. For ease of reference and clarity of presentation, beneficial interests of the Target Fund and shares of common stock of the Acquiring Fund are hereinafter referred to as "shares," and holders of shares are hereinafter referred to as "shareholders"; the Board of Trustees overseeing the Target Fund and the Board of Directors overseeing the Acquiring Fund are each referred to herein as a "Board" and collectively as the "Boards"; the Declaration of Trust governing the Target Fund and the Articles of Incorporation governing the Acquiring Fund, each as amended and supplemented, are each referred to herein as a "charter document"; and the term "termination" refers to the termination and redemption for purposes of a portfolio of a Maryland business trust.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Attachment C. These discussions include any material differences in the Funds' "fundamental" investment policies, meaning those that can be changed only by shareholder vote. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined fund following the Reorganization. More information can be found in the prospectus and Fund SAI of each Fund.

The investment objectives of the Funds are the same. Both Funds seek long-term capital appreciation. The Target Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its net assets plus borrowings for investment purposes in common stocks of U.S. companies with relatively small market capitalizations at the time of investment or other investments with similar economic characteristics. The Acquiring Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its net assets plus borrowings for investment purposes in equity securities of companies with relatively small market capitalizations domiciled, or having their principal activities, in the United States at the time of investment or other investments with similar economic characteristics. Both Funds consider small cap companies to generally be those companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Both Funds have the same sub-adviser and are managed by the same portfolio managers employing nearly identical investment models, therefore, both Funds are managed using the same strategy and philosophy and there are currently no material differences in how the assets of the Funds are managed.

Both Funds may invest in short-term obligations, money market instruments, derivatives, repurchase agreements, reverse repurchase agreements, illiquid securities, and convertible securities.

There are several non-material differences between the Funds:

The Acquiring Fund may invest up to 20% of its assets in securities of foreign companies in the form of depositary receipts such as American Depositary Receipts (ADRs), and similar non-U.S. instruments issued by foreign banks or trust companies, such as Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The Target Fund is subject to a 10% limit on investments in foreign securities or depositary receipts.

The Acquiring Fund's prospectus provides for limited investment in certain debt or other fixed income securities, with no more than 5% in below investment grade securities, commonly referred to as "junk bonds." The Target Fund's prospectus does not limit investment in below investment grade securities.

The purposes for which derivatives may be used differ in some respects, although both Funds generally may use derivatives both for hedging and non-hedging purposes. The Target Fund, however, allows for the use of derivatives to hedge against the economic impact of adverse changes in the market value of its securities (because of changes in stock market prices), as a substitute for buying or selling securities, or as a cash flow management technique, while the Acquiring Fund generally may use derivatives for any purpose, including non-hedging purposes (including for purposes of enhancing returns). Please refer to the "Comparison of Investment Objectives, Principal Policies and Strategies and Principal Risks of Investing in the Funds" section of this Proxy Statement/Prospectus for additional information.

The Target Fund and the Acquiring Fund are subject to substantially similar principal risk factors. There are certain risk differences that may be attributable to investment program differences between the Funds as described above including the higher percentage of assets that may be invested in foreign securities (in the form of depositary receipts) by the Acquiring Fund and the ability of the Acquiring Fund to invest in below investment grade securities.

A detailed explanation of the risks for the Funds is set out in the "Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds" section and Attachment C.

Effect on Expenses

Class A and Class B shareholders of the Target Fund will receive Class A shares of the Acquiring Fund. Class C shareholders of the Target Fund will receive Class C shares of the Acquiring Fund.

As a result of the Reorganization, total annual operating expenses paid by Class A, Class B, and Class C Target Fund shareholders are expected to decline from 1.70%, 2.69%, and 2.41%, respectively, to approximately 1.26%, 1.26%, and 1.91%, respectively, based on the estimated size of the combined fund.

There are no contractual fee waivers or reductions in effect for the Target Fund. There are no contractual fee waivers or reductions in effect for the Class A or Class C shares of the Acquiring Fund.

Comparison of Fees and Expenses

The tables below (1) compare the estimated fees of each class of shares of each Fund, as of November 30, 2008, and (2) show the estimated fees and expenses of the Class A and Class C shares of the combined fund, on a pro forma basis, as if the Reorganization had occurred on November 30, 2008. The estimates for each Fund are based on contracts and agreements in effect as of November 30, 2008 and reflect the operating expense accrual rates on that date, which are based on each Fund's net assets as of November 30, 2008. On November 30, 2008, the Target Fund had $21,734,591 in net assets and the Acquiring Fund had $159,656,618 in net assets. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between November 30, 2008 and the Closing Date of the Reorganization. As a general matter, changes (positive or negative) in either Fund's expense ratio resulting from fluctuations in a Fund's net assets will be borne by the shareholders of that Fund and, after the Reorganization, the combined fund. The actual fees and other expenses of the Funds and the combined fund as of the Closing Date may differ from those reflected in the tables below.

Fee Tables and Expense Examples

The estimated expenses of the Target Fund and the Acquiring Fund as of November 30, 2008 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Post-Reorganization
	Legg Mason Partners Small Cap Core Fund (Target Fund)		Batterymarch U.S. Small Capitalization Equity Portfolio (Acquiring Fund)		Pro Forma Combined Fund
	Class A		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder's investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None(a)		None(a)		None(a)
Redemption Fee	None		None(b)		None(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.70%		0.70%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.70	%(c)	0.31	%(d)	0.31	%(d)
Total Annual Fund Operating Expenses	1.70%		1.26%		1.26%

(a)  You may buy Class A shares in amounts of $1,000,000 or more at net asset value without an initial sales charge, but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(b)  Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the Fund and not to the Fund's manager or distributor. The fee will be waived for certain approved mutual fund asset allocation programs ("wrap programs"). Shares of the Acquiring Fund acquired as a result of the Reorganization will not be subject to the 2% redemption fee. The 2% redemption fee shall apply to shares of the Acquiring Fund purchased after the Reorganization.

(c)  With respect to Class A shares, the Target Fund may pay a fee for recordkeeping services performed for Class A shares. As a result, the operating expense of Class A shares may increase over time.

(d)  "Other Expenses" are projected for the current fiscal year.

	Pre-Reorganization				Post-Reorganization
	Partners Small Cap Core Fund (Target Fund)		Batterymarch Legg Mason Capitalization Equity Portfolio (Acquiring Fund)		U.S. Small Pro Forma Combined Fund
	Class B		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder's investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	5.00%		None(a)		None(a)
Redemption Fee	None		None(b)		None(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.70%		0.70%
Distribution and/or Service (12b-1) Fees	1.00%		0.25%		0.25%
Other Expenses	0.94	%(c)	0.31	%(d)	0.31	%(d)
Total Annual Fund Operating Expenses	2.69%		1.26%		1.26%

(a)  You may buy Class A shares in amounts of $1,000,000 or more at net asset value without an initial sales charge, but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(b)  Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the Fund and not to the Fund's manager or distributor. The fee will be waived for certain approved mutual fund asset allocation programs ("wrap programs"). Shares of the Acquiring Fund acquired as a result of the Reorganization will not be subject to the 2% redemption fee. The 2% redemption fee shall apply to shares of the Acquiring Fund purchased after the Reorganization.

(c)  With respect to Class B shares, the Target Fund may pay a fee for recordkeeping services performed for Class B shares. As a result, the operating expense of Class B shares may increase over time.

(d)  "Other Expenses" are projected for the current fiscal year.

	Pre-Reorganization				Post-Reorganization
	Legg Mason Partners Small Cap Core Fund (Target Fund)		Batterymarch U.S. Small Capitalization Equity Portfolio (Acquiring Fund)		Pro Forma Combined Fund
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder's investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00	%(a)	1.00	%(a)	1.00	%(a)
Redemption Fee	None		None(b)		None(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.70%		0.70%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.66	%(c)	0.21	%(d)	0.21	%(d)
Total Annual Fund Operating Expenses	2.41%		1.91%		1.91%

(a)  The contingent deferred sales charge of 1.00% for Class C shares is eliminated one year after purchase.

(b)  Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the Fund and not to the Fund's manager or distributor. The fee will be waived for certain approved mutual fund asset allocation programs ("wrap programs"). Shares of the Acquiring Fund acquired as a result of the Reorganization will not be subject to the 2% redemption fee. The 2% redemption fee shall apply to shares of the Acquiring Fund purchased after the Reorganization.

(c)  With respect to Class C shares, the Target Fund may pay a fee for recordkeeping services performed for Class C shares. As a result, the operating expense of Class C shares may increase over time.

(d)  "Other Expenses" are projected for the current fiscal year.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends without a sales charge, and that the Funds' operating expenses remain the same. The example with respect to Class B shares of the Target Fund reflects that Class B shareholders will receive Class A shares of the Acquiring Fund in the Reorganization. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)
Legg Mason Partners Small Cap Core Fund*	$738	$1,080	$1,445	$2,468
Batterymarch U.S. Small Capitalization Equity Portfolio*	$697	$954	$1,231	$2,020
Pro Forma Combined Fund*^	$697	$954	$1,231	$2,020

*  These numbers reflect payment of a 5.75% sales load. No sales load or contingent deferred sales charge will be imposed on Class A shares received by Target Fund shareholders in the Reorganization. However, any contingent deferred sales charge applicable to Class A shares of the Target Fund owned by a shareholder at the time of the Reorganization will be applicable to Class A shares of the Acquiring Fund received by the shareholder in the Reorganization. Without a sales load, the costs for Target Fund Class A shareholders would be 1 Year: $164, 3 Years: $508, 5 Years: $875, and 10 Years: $1,903.

^  Class A shares of the Acquiring Fund received by Target Fund Class A and Class B shareholders in the Reorganization will not be subject to a sales load or contingent deferred sales charge. However, any contingent deferred sales charge applicable to Class A shares of the Target Fund owned by a shareholder at the time of the Reorganization will be applicable to Class A shares of the Acquiring Fund received by the shareholder in the Reorganization. Without a sales load, the costs would be 1 Year: $128, 3 Years: $399, 5 Years: $691, and 10 Years: $1,522.

	1 Year	3 Years	5 Years	10 Years
Class B (redemption at end of period)
Legg Mason Partners Small Cap Core Fund*	$772	$1,135	$1,524	$2,781	(1)
Pro Forma Combined FundD	$697	$954	$1,231	$2,020
	1 Year	3 Years	5 Years	10 Years
Class B (no redemption at end of period)
Legg Mason Partners Small Cap Core Fund*	$272	$835	$1,424	$2,781	(1)
Pro Forma Combined Fund++	$697	$954	$1,231	$2,020

*  These numbers reflect payment of a 5.00% contingent deferred sales charge in the first year, 3.00% contingent deferred sales charge at the end of three years, and 1.00% contingent deferred sales charge at the end of five years. No sales charge or contingent deferred sales charge will be imposed on Class A shares received by Class B Target Fund shareholders in the Reorganization.

(1)  Assumes conversion to Class A shares of the Target Fund approximately 8 years after purchase.

++  The Pro Forma Combined Fund information reflects that Class B shareholders of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization. The expenses for Class A shares of the Funds reflect payment of a 5.75% sales load. Please refer to the Pro Forma Combined Fund expense example and footnotes above with respect to Class A shares for important information regarding the expense example.

	1 Year	3 Years	5 Years	10 Years
Class C (redemption at end of period)*
Legg Mason Partners Small Cap Core Fund	$344	$751	$1,285	$2,746
Batterymarch U.S. Small Capitalization Equity Portfolio	$294	$600	$1,031	$2,232
Pro Forma Combined Fund	$294	$600	$1,031	$2,232

*  These numbers reflect payment of a 1.00% contingent deferred sales charge charged by each Fund in the first year. No sales load or contingent deferred sales charge will be imposed on Class C shares received by Target Fund shareholders in the Reorganization. However, any contingent deferred sales charge applicable to Class C shares of the Target Fund owned by a shareholder at the time of the Reorganization will be applicable to the Class C shares of the Acquiring Fund received by that shareholder in the Reorganization.

	1 Year	3 Years	5 Years	10 Years
Class C (no redemption at end of period)
Legg Mason Partners Small Cap Core Fund	$244	$751	$1,285	$2,746
Batterymarch U.S. Small Capitalization Equity Portfolio	$194	$600	$1,031	$2,232
Pro Forma Combined Fund	$194	$600	$1,031	$2,232

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or contingent deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization. However, any contingent deferred sales charge applicable to Class A or Class C shares of the Target Fund owned by a shareholder at the time of the Reorganization will be applicable to the Class A or Class C shares, as the case may be, of the Acquiring Fund received by that shareholder in the Reorganization.

Purchases of Class A shares by the shareholders of the Target Fund after the Reorganization, other than through dividend reinvestment, will be subject to the sales load and contingent deferred sales charge applicable to Class A shares of the Acquiring Fund. The maximum sales charge (load) for Class A shares of the Acquiring Fund is 5.75% of the offering price. Shareholders may also purchase Class C shares of the Acquiring Fund after the Reorganization. Class C shares of the Acquiring Fund can be purchased without paying an initial sales load but if you redeem Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund, the procedures for making purchases, redemptions and exchanges of these classes of shares, and any applicable eligibility requirements with respect to such shares are set forth in "Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information" in Attachment B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND
STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with those of the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of each Fund.

Additional information about each Fund's investment objective and principal investment policies and strategies and principal risks may also be found in Attachment C to this Proxy Statement/Prospectus.

The investment objective and principal investment policies and strategies and principal risks of the Acquiring Fund will apply to the combined fund following the Reorganization.

Investment Objectives

The investment objectives of the Funds are the same. Both Funds seek long-term capital appreciation.

Principal Investment Policies and Strategies

The Target Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its net assets plus borrowings for investment purposes in common stocks of U.S. companies with relatively small market capitalizations at the time of investment or other investments with similar economic characteristics. The Acquiring Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its net assets plus borrowings for investment purposes in equity securities of companies with relatively small market capitalizations domiciled, or having their principal activities, in the United States at the time of investment or other investments with similar economic characteristics. Both Funds consider small cap companies to generally be those companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Moreover, both Funds are managed by the same portfolio managers employing nearly identical investment models. Both Funds are managed using the same strategy and philosophy so there are currently no material differences in how the assets of the Funds are managed.

Both Funds may invest in short term obligations, money market instruments, derivatives, repurchase agreements, reverse repurchase agreements, illiquid securities, and convertible securities.

There are several non-material differences between the Funds:

The Acquiring Fund may invest up to 20% of its assets in securities of foreign companies in the form of depositary receipts such as American Depositary Receipts (ADRs), and similar non-U.S. instruments issued by foreign banks or trust companies, such as Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The Target Fund is subject to a 10% limit on investments in foreign securities or depositary receipts.

The Acquiring Fund's prospectus provides for limited investment in certain debt or other fixed income securities, with no more than 5% in below investment grade securities. The Target Fund's prospectus does not limit investment in below investment grade securities.

The Target Fund may, but need not, use derivatives contracts, such as futures and options on securities or securities indices or options on these futures, for any of the following purposes: (i) to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices; (ii) as a substitute for buying or selling securities; or (iii) as a cash flow management technique. The Acquiring Fund may also engage in a variety of derivative transactions such as futures, options and warrants. The Acquiring Fund generally may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Both Funds may use derivatives both for hedging and non-hedging purposes.

Risk Factors

The Target Fund and the Acquiring Fund are subject to substantially similar principal risk factors. There are, however, certain risk differences that may be attributable to the non-material differences in the principal investment policies and strategies between the Funds described above including the percentage of assets that may be invested in foreign securities (in the form of depositary receipts) by the Acquiring Fund and the ability of the Acquiring Fund to invest in below investment grade securities. A summary of the principal risks for each of the Target Fund and the Acquiring Fund may be found in Attachment C.

In light of the substantially similar risk profiles of the Funds, the following principal risks have been provided for the Acquiring Fund:

Market Risk:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Acquiring Fund may experience a substantial or complete loss on an individual stock.

Small Company Stocks:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small capitalization companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. Small capitalization companies may also be more difficult to value because few, if any, research analysts regularly follow them.

It is anticipated that some of the securities held by the Acquiring Fund may not be widely traded and that the Acquiring Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Acquiring Fund to dispose of such securities quickly at prevailing market prices and market prices may not always be readily available for use in determining the Acquiring Fund's net asset value.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small-cap stocks may to a degree fluctuate independently of larger-cap stocks, i.e., small-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Small-cap companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Investment Model:

The proprietary model used by the sub-adviser to evaluate securities or securities markets is based on the sub-adviser's understanding of the interplay of market factors and does not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the model.

Derivatives Risk:

The Acquiring Fund may engage in a variety of transactions using "derivatives," such as futures, options and warrants. Derivatives are financial instruments whose values depend upon, or are derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be traded on organized exchanges or in individually negotiated transactions with other parties (these are known as "over-the-counter" derivatives). The Acquiring Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the sub-adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Acquiring Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Acquiring Fund will depend on the sub-adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Acquiring Fund. The Acquiring Fund's use of derivatives may also increase or accelerate the recognition of gains, which in turn would increase the amount of taxes payable by shareholders when those gains are distributed to them.

Other risks arise from the potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Acquiring Fund's derivative positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Acquiring Fund.

Liquidity Risk:

Liquidity risk exists when particular investments are difficult to sell. The Acquiring Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Portfolio Turnover:

A change in the securities held by the Acquiring Fund is known as "portfolio turnover." As a result of the Acquiring Fund's investment strategies, its portfolio turnover rate is expected to exceed 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains, resulting in taxes payable by the shareholders when those gains are distributed to them.

Fundamental Investment Restrictions

The following table lists (1) the fundamental investment restrictions for the Target Fund (along with a brief discussion of each restriction) and (2) the fundamental investment restrictions for the Acquiring Fund. Following the table is an explanation of the differences between the Target Fund's fundamental investment restrictions and the Acquiring Fund's fundamental investment restrictions.

Subject	Target Fund's Restrictions and Brief Discussion	Acquiring Fund's Restrictions
Diversification:	The fund is diversified under the 1940 Act.	The fund is diversified under the 1940 Act

Borrowing:	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.	The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

Subject	Target Fund's Restrictions and Brief Discussion	Acquiring Fund's Restrictions
Underwriting:	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. The circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

Lending:	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

Subject	Target Fund's Restrictions and Brief Discussion	Acquiring Fund's Restrictions
Senior Securities:	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	Senior securities are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund's total assets and to borrow up to 5% of its total assets from any source for temporary purposes. A fund's temporary borrowings not exceeding 5% of its total assets are not considered senior securities.	The Fund may not issue senior securities, except as permitted under 1940 Act Laws, Interpretations and Exemptions.

Real Estate:	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

Commodities:	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
	The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

Subject	Target Fund's Restrictions and Brief Discussion	Acquiring Fund's Restrictions
Concentration:	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry.
While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated (as that term is defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.
Although not a part of the Fund's fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

There are no material differences between the Funds' fundamental investment restrictions. Both the Target Fund's and the Acquiring Fund's fundamental investment restrictions are written and will be interpreted broadly. For example, the investment restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When an investment restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the investment restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Attachment A to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer to the Acquiring Fund of all of the assets of the Target Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, (2) the distribution of Class A and Class C shares of the Acquiring Fund to the shareholders of the Target Fund and (3) the subsequent redemption of the Target Fund shares and termination of the Target Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on May 1, 2009, or on such later date as the parties may agree ("Closing Date").

If the Reorganization is approved, shareholders of Class A and Class B shares of the Target Fund will receive Class A shares of the Acquiring Fund. Shareholders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by each Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by such shareholder as of the close of regularly scheduled trading on The New York Stock Exchange, Inc. ("NYSE") on the Closing Date. As promptly as practicable after the Closing Date, the Target Fund will terminate operations and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Target Fund in the Reorganization. The distribution of the Acquiring Fund's shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund's shareholders.

All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund, and any share certificates representing shares of the Target Fund will be null and void.

After such distribution, the Target Fund will take all necessary steps under Maryland law, its declaration of trust and any other applicable law to effect its termination as a series of the Trust.

The Board of the Target Fund and the Board of the Acquiring Fund have each determined with respect to the Fund they oversee that the interests of Fund shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay 50% of the costs related to the Reorganization. Any transaction costs associated with repositioning the Target Fund's portfolio in connection with the Reorganization will be borne by the Target Fund, as is consistent with industry practice.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of either Fund's Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Target Fund; and (b) the Funds receive the opinion of K&L Gates LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund. See "Voting Information" below.

Description of the Acquiring Fund's Shares

Target Fund shareholders as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Boards for consideration at Board meetings held in November 2008, and was unanimously approved at those meetings. Each Board, including all of the Independent Board Members, following the discussion of the advantages and any disadvantages to each Fund, determined, with respect to the Fund overseen by that Board, that: (1) the proposed Reorganization would be in the best interests of that Fund; and (2) the Reorganization would not result in the dilution of the interests of that Fund's existing shareholders.

In recommending the Reorganization, the Board of the Target Fund, based on information provided by Legg Mason, considered a number of factors, including the following:

•  the benefits to the Target Fund shareholders that are expected to be derived from the integration of the Funds, as described below;

•  that the Target Fund has seen steady outflows over the last several years and has been affected by recent turmoil in the markets, resulting in a significant decline in its asset base;

•  the compatibility of the investment objectives, strategies, policies, and risks of the Target Fund with those of the Acquiring Fund;

•  that the portfolio managers of the Acquiring Fund are the same as those of the Target Fund;

•  Legg Mason's objectives of greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time, with the expectation of savings in cost per share;

•  the relative sizes of the Acquiring Fund and the Target Fund, acknowledging that the Acquiring Fund is substantially larger than the Target Fund;

•  the similar short-term performance results of the Acquiring Fund and the Target Fund, with the Acquiring Fund outperforming the Target Fund during the past year;

•  that the combined fund has a contractual management fee of 0.70%, which is lower than that of the Target Fund, and that if the Reorganization takes place, total operating expenses are expected to decline for Class A, Class B, and Class C Target Fund shareholders from 1.70%, 2.69%, and 2.41%, respectively, to approximately 1.26%, 1.26%, and 1.91%, respectively, based on the estimated size of the combined fund;

•  that the Reorganization will not dilute the interests of current shareholders of the Target Fund;

•  the Federal tax consequences of the Reorganization to the Target Fund and its shareholders, including that the Reorganization has been structured with the intent that it qualify as a Federal tax-free reorganization;

•  the allocation of expenses associated with the Reorganization between the Fund and LMPFA;

•  the benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganization as well as from various relationships with the Target Fund and Acquiring Fund; and

•  the objective of management to eliminate comparable or duplicative product offerings.

In approving the Reorganization, the Board of the Acquiring Fund, based on information provided by Legg Mason, considered a number of factors, including the following:

•  the benefits to the Acquiring Fund shareholders that are expected to be derived from the integration of the Funds, as described below;

•  that if the Reorganization takes place, total operating expenses (before waivers) for existing share classes are expected to slightly decrease based on asset levels as of June 30, 2008 for the existing share classes of the Acquiring Fund;

•  that as a result of projected decreases in expense ratios, the Reorganization is anticipated to produce net expense reductions for Institutional Class shareholders within the first year and the reorganization costs that may be borne by Financial Intermediary Class shareholders are de minimus;

•  the compatibility of the investment objectives, strategies, policies, and risks of the Target Fund with those of the Acquiring Fund;

•  that the portfolio managers of the Acquiring Fund are the same as those of the Target Fund;

•  greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time, with the expectation of savings in cost per share;

•  that the Reorganization will not dilute the interests of current shareholders of the Acquiring Fund;

•  the allocation of expenses associated with the Reorganization between the Acquiring Fund and LMFA;

•  the benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganization as well as from various relationships with the Acquiring Fund; and

•  the objective of management to eliminate comparable or duplicative product offerings.

In considering the Reorganization, the Boards were aware that it would benefit Legg Mason. Specifically, if the Reorganization is approved by Target Fund shareholders and is consummated, Legg Mason is expected to:

•  achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management;

•  reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines; and

•  benefit from the increased revenues from rising asset levels to the extent that the Reorganization helps to streamline the fund family, encourage a more focused marketing and distribution effort, produce better performance, and generally make the funds more attractive investment vehicles to the investing public.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the Target Fund and the Acquiring Fund of an opinion from K&L Gates LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for Federal income tax purposes:

(i) The transfer to the Acquiring Fund of all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of shares of the Acquiring Fund and the termination of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, or upon the distribution to the Target Fund's shareholders of shares of the Acquiring Fund, except for (A) any gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Target Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the shareholder held the shares of the Target Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(vii) The basis of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(viii) The holding periods of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period).

While neither the Target Fund nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisors with respect to such matters.

Immediately prior to the Reorganization, the Target Fund may pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each Target Fund shareholder.

Information Regarding Tax Capital Loss Carryforwards

As of their prior fiscal year end December 31, 2007, neither the Target Fund nor the Acquiring Fund had any capital loss carryforwards for tax purposes.

TERMINATION OF THE TARGET FUND

If the Reorganization is effected, the Target Fund's issued and outstanding shares will be cancelled, and the Target Fund will be terminated as a series of the Trust.

PORTFOLIO SECURITIES

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund's shareholders (including former shareholders of the Target Fund), management will influence the extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of the Target Fund in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Target Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund's ability to use any available loss carryforwards. The transaction costs associated with repositioning the Target Fund's portfolio in connection with and prior to the Reorganization will be borne by the Target Fund as is industry standard. Since both Funds have nearly identical investment objectives and investment strategies, it is anticipated that such transaction costs will be minimal as the portfolio holdings of the Target Fund would also be eligible portfolio holdings for the Acquiring Fund.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Investment Adviser

Legg Mason Fund Adviser, Inc. ("LMFA") has served as the investment manager of the Acquiring Fund since February 1998. LMFA also serves as the investment manager of other Legg Mason-sponsored funds. LMFA provides administrative and certain oversight services to the Acquiring Fund and manages the Fund's cash and short-term instruments.

Batterymarch Financial Management, Inc. ("Batterymarch") serves as the investment adviser and provides the day-to-day portfolio management of the Acquiring Fund. Batterymarch is located at The John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 08096.

LMFA and Batterymarch are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason's asset management operation had aggregate assets under management of approximately $842 billion. As of September 30, 2008, Batterymarch had aggregate assets under management of approximately $23.3 billion.

For its services, the Acquiring Fund will pay LMFA a fee equal to 0.70% of its average daily net assets (before any waiver or reimbursement). For investment advisory services, LMFA pays Batterymarch a fee equal to a portion of the management fee it receives from the Acquiring Fund. For its services during the fiscal period January 1, 2007 to December 31, 2007, LMFA paid Batterymarch a fee equal to 0.63% of the Acquiring Fund's average daily net assets (before any waiver or reimbursement).

Additional information about the factors considered by the Board of the Acquiring Fund in approving the Investment Management Agreement with LMFA and the investment advisory agreement applicable to the Acquiring Fund is contained in the Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2007. The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2008 containing factors considered by the Board in its most recent consideration of the agreements will be available on or about March [__], 2009.

Certain Legal Proceedings

As of the date of this Proxy Statement/Prospectus, there are no material legal proceedings involving the Acquiring Fund, LMFA or Batterymarch.

Portfolio Managers of the Acquiring Fund

Information about the portfolio managers of the Acquiring Fund (who also serve as portfolio managers for the Target Fund) and their compensation is listed below. The Acquiring Fund's SAI provides information about each portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio manager's ownership of securities in the Acquiring Fund.

Batterymarch uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has ten years of investment experience.

Stephen A. Lanzendorf, CFA, joined Batterymarch in 2006 as a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. An experienced quantitative strategist, Mr. Lanzendorf was employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies (1999-2005). He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 24 years of investment experience.

Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review of all trades before execution.

As a risk control measure, portfolio managers review buy/sell decisions prior to execution and have the discretion to modify a trade decision if, in their judgment, a significant market event or mitigating factor has occurred that is not yet reflected in the quantitative data used by Batterymarch's models.

Portfolio Manager Compensation

Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

•  competitive base salaries;

•  individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

•  corporate profit-sharing; and

•  a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account or fund; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund's service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase and the amount of those assets will increase as a result of the Reorganization.

Information about the Funds is included in the Prospectuses and Fund SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed on page [ ] of this Proxy Statement/Prospectus. Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Target Fund at 1-800-451-2010 or the Acquiring Fund at 1-800-822-5544, by writing to the Target Fund at 55 Water Street, New York, New York 10041 or the Acquiring Fund at 100 Light Street, Baltimore, Maryland 21202, or by visiting the Funds' website at www.leggmason.com/IndividualInvestors or www.lminstitutionalfunds.com, respectively.

The Target Fund and the Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC's website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Performance of the Funds

Legg Mason Partners Small Cap Core Fund (the "Target Fund")

The following shows summary performance information for the Target Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Target Fund by showing changes in its performance from year to year for each of the past ten years and by showing how the Target Fund's average annual returns compare with the returns of broad-based securities markets indices. The bar chart and the information below show performance of the Target Fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, Class B and Class C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The performance information shown below includes that of the Target Fund's predecessor. The Target Fund's past performance, before and after taxes, is not necessarily an indication of how the Target Fund will perform in the future.

Total Returns for Class A Shares

Year-by-year total return as of December 31 of each year (before taxes)(%):

Highest and lowest quarter returns for the periods shown in the bar chart:

Highest: 20.41% in 2nd quarter 2003;
Lowest: (21.00)% in 3rd quarter 1998.

Average Annual Total Returns for periods ended December 31, 2007*

	1 Year	5 Years	10 Years
Class A
Return Before Taxes(a)	(8.82)%	11.70%	5.27%
Return After Taxes on Distributions(a)(b)	(11.24)%	9.99%	3.55%
Class A Return After Taxes on Distributions and Sale of Fund Shares(a)(b)	(3.32)%	10.09%	3.90%
Other Classes (Return Before Taxes Only)
Class B	(8.30)%	11.95%	5.04%
Class C	(4.83)%	12.15%	5.08%
Comparative Index
Russell 2000 Index(c)	(1.57)%	16.25%	7.08%

*  Prior to June 23, 1997, the fund was a non-diversified, closed-end fund, and was not subject to the cash flow fluctuations or the diversification and liquidity requirements of a diversified open-end fund. The fund's past performance may have been different if it had been a diversified open-end fund since inception.

(a)  Effective November 20, 2006, the maximum initial sales charge on Class A shares was increased. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(b)  After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(c)  The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Batterymarch U.S. Small Capitalization Equity Portfolio (the "Acquiring Fund")

The following shows summary performance information for the Acquiring Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Acquiring Fund by showing changes in its performance from year to year and by showing how the Acquiring Fund's average annual returns compare with the returns of broad-based securities markets indices. The bar chart and the information below show performance for the Acquiring Fund's Institutional Class shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Institutional Class shares in the Average Annual Total Returns table reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class A and Class C shares are not provided as these are newly-organized share classes. The performance returns for Class A and Class C shares would likely be lower than that of the Acquiring Fund's Institutional Class shares, if the Class A and Class C shares had been in existence for the periods shown, since both Class A and Class C have higher expenses than the Institutional Class. In addition, Class A shares will be subject to sales charges (loads) that would result in lower returns shown had these been reflected. The Acquiring Fund's past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future.

Institutional Class Shares

Year-by-year total return as of December 31 of each year (before taxes)(%):

Highest and lowest quarter returns for the periods shown in the bar chart:

Highest: 16.27% in 2nd quarter 2003;
Lowest: (15.72)% in 3rd quarter 1998.

Average Annual Total Returns for the periods ended December 31, 2007:

	1 Year	5 Years	Life of Class
Batterymarch U.S. Small Capitalization Equity Portfolio
Institutional Class Shares—
Return Before Taxes	(0.63)%	13.07%	5.62	%(b)
Return After Taxes on Distributions(a)	(3.17)%	10.95%	4.29	%(b)
Return After Taxes on Distributions and Sale of Fund Shares(a)	1.90%	10.73%	4.44	%(b)
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(1.57)%	16.25%	4.98	%(c)

(a)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's Financial Intermediary Class shares will differ from those shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

(b)  March 13, 2000 (commencement of operations) to December 31, 2007.

(c)  For the period February 29, 2000 to December 31, 2007.

Financial Highlights

The financial highlights of the Target Fund contained in Attachment D have been incorporated from financial statements audited by KPMG LLP, the Target Fund's independent registered public accounting firm, except for the financial highlights of the Target Fund for the six months ended June 30, 2008, which are unaudited.

The financial highlights of the Institutional Class of the Acquiring Fund have been incorporated from financial statements audited by PricewaterhouseCoopers LLP, the Acquiring Fund's independent registered public accounting firm, except for the financial highlights of the Acquiring Fund's Institutional Class shares for the six months ended June 30, 2008, which are unaudited. No financial highlights or discussion regarding historical performance are provided for the Class A and Class C shares of the Acquiring Fund as these are newly-organized share classes of the Acquiring Fund. For financial statement purposes, the Acquiring Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquiring Fund's operating history will be used for financial reporting purposes after the consummation of the Reorganization.

Distribution Plan

The Acquiring Fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act for its Class A and Class C shares. Under the plans, the Acquiring Fund pays distribution and/or service fees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares and up to 1.00% for Class C shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Legg Mason Investor Services, LLC ("LMIS"), located at 100 Light Street, Baltimore, Maryland 21202, serves as each Fund's sole and exclusive distributor. LMIS is a wholly owned subsidiary of Legg Mason.

Other Compensation to Dealers

LMIS may enter into agreements with other brokers to sell Class A and Class C shares of the Acquiring Fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from the Acquiring Fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of Acquiring Fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.

In addition, LMIS, the adviser and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include LMIS and affiliates of the adviser, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund, including your financial intermediary. The total amount of these payments may be substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as "revenue sharing payments." Revenue sharing arrangements are separately negotiated with each recipient.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the adviser, LMIS and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Salespersons and others entitled to receive compensation for selling or servicing Acquiring Fund shares may receive more with respect to one class than another.

FORM OF ORGANIZATION

The Target Fund is a series of a Maryland business trust. The Acquiring Fund is a series of a Maryland corporation. A comparison of Maryland corporations and Maryland business trusts is attached to this Proxy Statement/Prospectus as Attachment E.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring

Fund will be received by shareholders of the Target Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table
Legg Mason Partners Small Cap Core Fund and
Batterymarch U.S. Small Capitalization Equity Portfolio
as of November 30, 2008 (unaudited)

	Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Adjustments		Pro Forma Combined Batterymarch U.S. Small Capitalization Equity Portfolio
Class A:
Net Assets	$14,629,168	—	$1,885,670	(a)(b)	$16,514,838
Shares Outstanding	2,181,618	—	281,024	(a)(b)(c)	2,462,642
Net Asset Value Per Share	$6.71	—			$6.71
Class B:(b)
Net Assets	$1,925,925	—	$(1,925,925	)(b)	$—
Shares Outstanding	337,571	—	(337,571	)(b)(c)	—
Net Asset Value Per Share	$5.71	—			$—
Class C:
Net Assets	$5,179,498	—	$(12,595	)(a)	$5,166,903
Shares Outstanding	901,748	—	(2,194	)(a)	899,554
Net Asset Value Per Share	$5.74	—			$5.74
Institutional Class:
Net Assets	—	$159,302,524	$(43,653	)(a)	$159,258,871
Shares Outstanding	—	28,131,855	(7,713	)(a)	28,124,142
Net Asset Value Per Share	—	$5.66			$5.66
Financial Intermediary Class:
Net Assets	—	$354,094	$(97	)(a)	$353,997
Shares Outstanding	—	63,730	(17	)(a)	63,713
Net Asset Value Per Share	—	$5.56			$5.56
Total Net Assets of Fund	$21,734,591	$159,656,618	$(96,600)		$181,294,609

(a)  Reflects adjustments for estimated reorganization costs of $96,600.

(b)  Legg Mason Partners Small Cap Core Fund Class B shares will be exchanged for Batterymarch U.S. Small Capitalization Equity Portfolio Class A shares.

(c)  Reflects adjustments to the number of shares outstanding due to the Reorganization.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes income and capital gains, if any, annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see "Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information" at Attachment B to this Proxy Statement/ Prospectus.

OTHER BUSINESS

The Board of the Target Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Target Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Target Fund on or about [February __, 2009] or as soon as practicable thereafter. Only shareholders of record as of the close of business on February [__], 2009 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. It is essential that shareholders complete, date, sign and return each proxy card they receive. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" approval of the Reorganization Agreement and in the discretion of the appointed proxies on any other matters that may properly come before the Meeting. Please see Attachment G to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time at or before the Meeting by either (1) submitting to the Target Fund a subsequently dated proxy, (2) delivering to the Target Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at any time prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting in person, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer or client's shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or a distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting. Only shareholders or proxies for any shareholders will be admitted.

Proxy Solicitation

The cost of printing and mailing the Proxy Statement/Prospectus, accompanying Notice of Special Meeting and proxy card, along with postage and proxy solicitation costs will be borne 50% by the Target Fund and 50% by LMPFA. These costs will be borne by the Target Fund and LMPFA whether or not the Reorganization is approved. LMPFA and LMFA will be responsible for 50% of the fees and expenses of the Target Fund's and Acquiring Fund's legal counsels and independent public accounting firms, respectively, in connection with the Reorganization, and the Target Fund and the Acquiring Fund will share equally the remaining portion of these fees and expenses. Each of the Target Fund and LMPFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Target Fund relating to the Reorganization. Each of the Acquiring Fund and LMFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund relating to the Reorganization. The transaction costs associated with repositioning the Target Fund's portfolio in connection with the Reorganization will be borne by the Target Fund.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries and others may be requested to forward proxy solicitation material to the beneficial owners of shares of the Target Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund's shares. In addition, Legg Mason, on behalf of the Target Fund, has retained Broadridge Investor Communication Solutions, Inc. ("Broadridge"), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $19,030 for such solicitation services (plus reimbursements of out-of-pocket expenses). Broadridge may solicit proxies personally and by telephone.

Quorum

The holders of outstanding shares entitled to vote and present in person or by proxy representing thirty percent (30%) of the voting power of the Target Fund shall constitute a quorum at the Meeting.

Vote Required

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the Record Date.

Effect of Abstentions and Broker "Non-Votes"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted and, therefore, will have the effect of voting against the Reorganization.

In tallying shareholder votes, proxies that reflect "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against approval of the Reorganization Agreement.

Adjournments

If a quorum is not present, the Meeting may be adjourned to a later date by action of the person presiding over the Meeting without a shareholder vote. If a quorum is present, upon a motion by the person presiding over the Meeting, any such adjournment will require an affirmative vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. In the event of an adjournment, no further notice need be sent to shareholders of the date and location of the reconvened meeting. The persons named as proxies will vote upon such adjournment in their discretion.

Future Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Target Fund must be received at the offices of the Fund, 55 Water Street, New York, New York 10041, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on February [__], 2009 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of shares of each class of the Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Legg Mason Partners Small Cap Core Fund	Shares Outstanding	Value of Shares Outstanding
Class A Shares		$
Class B Shares		$
Class C Shares		$
Total of All Share Classes		$

To the knowledge of the Funds, as of January [_], 2008 except as set forth in Attachment F to this Proxy Statement/Prospectus, no person owned beneficially or of record 5% or more of any class of the Target Fund's or the Acquiring Fund's outstanding shares.

To the knowledge of the Funds, as of January [_], 2008, less than 1% of the outstanding shares of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Fund and the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by K&L Gates LLP.

THE BOARD OF THE TARGET FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary
Legg Mason Partners Equity Trust

INDEX OF ATTACHMENTS

ATTACHMENT A: Form of Agreement and Plan of Reorganization

ATTACHMENT B: Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information

ATTACHMENT C: Comparison of Investment Objectives, Principal Investment Strategies and Management

ATTACHMENT D: Financial Highlights of the Target Fund and Acquiring Fund

ATTACHMENT E: Similarities and Differences in the Forms of Organization of the Target Fund and the Acquiring Fund

ATTACHMENT F: 5% Shareholders of the Target Fund and Acquiring Fund

ATTACHMENT G: Instructions for Signing Proxy Card

ATTACHMENT A

Form of Agreement and Plan of Reorganization Legg Mason Partners Small Cap Core Fund and
Batterymarch U.S. Small Capitalization Equity Portfolio

This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this [ ] day of [ ], 2009, by and among Legg Mason Charles Street Trust, Inc., a Maryland corporation (the "Acquiring Entity"), with its principal place of business at 100 Light Street, Baltimore, Maryland, 21202, on behalf of its series Batterymarch U.S. Small Capitalization Equity Portfolio (the "Acquiring Fund"), Legg Mason Partners Equity Trust, a Maryland business trust (the "Acquired Entity"), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners Small Cap Core Fund (the "Acquired Fund"), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Fund Adviser, Inc. ("LMFA") and Legg Mason Partners Fund Advisor, LLC ("LMPFA").

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund (the "Acquiring Fund Shares") corresponding in class to the outstanding shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the subsequent distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (the "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Entity (the "Acquiring Entity Board"), including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Entity (the "Acquired Entity Board"), including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act), has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares equal in aggregate net asset value to the aggregate net asset value of Acquired Fund Shares on the Closing Date computed in the manner and as of the time and date set forth in paragraph 2.1; and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the "Closing Date"). For purposes of this Agreement, Class A shares and Class B shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, Class C shares of the Acquired Fund correspond to the Class C shares of the Acquiring Fund, the term "Acquiring Fund Shares" shall be read to mean such classes of shares of the Acquiring Fund, and the term "Acquired Fund Shares" shall be read to mean such classes of shares of the Acquired Fund.

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, "Assets"). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date, excluding expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses") borne by the Acquiring Fund, LMPFA, and/or LMFA pursuant to paragraph 10.2 (collectively, "Liabilities"). The Acquired Entity, on behalf of the Acquired Fund, will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and realized net capital gain (as defined in the Code) (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date ("Acquired Fund Shareholders"), by class, on a pro rata basis within each class, the Acquiring Fund Shares received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, and (b) terminate and dissolve the Acquired Fund in accordance with Maryland law as soon as reasonably practicable after that distribution, but in all events within six months after the Closing Date. Such distribution shall be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquired Fund maintained by the Acquiring Fund's transfer agent for the credit of the respective accounts of the Acquired Fund Shareholders.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends and/or other distributions by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund's independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund's independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [May __, 2009], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the "close of business" on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund's net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends and/or other distributions. The Closing shall be held at the offices of [ ] or at such other place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the "Custodian") to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [ ], in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund at the Closing a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the respective accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended and/or supplemented (the "Acquired Entity Charter"), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Entity's knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity's knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund's business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business or the Acquired Entity's ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate segregated portfolio of assets ("series") of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company" ("RIC"), has elected to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code ("net tax-exempt income"), (ii) its "investment company taxable income" (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any "net capital gain" (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund and the Acquired Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Entity for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its charter (the "Acquiring Entity Charter"), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity's knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business or the Acquiring Entity's ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M for qualification and treatment as a RIC, has elected to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its "investment company taxable income" (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any "net capital gain" (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Entity for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the "Registration Statement"). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement. The information provided by the Acquired Entity, on behalf of the Acquired Fund, to the Acquiring Entity shall be accurate and complete in all material respects and shall comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder applicable thereto.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity's title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, the Acquiring Fund prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

5.12 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on their federal income tax returns for their respective taxable years in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity's election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity's assumption of all of the Liabilities and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity's election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund's title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth in paragraphs 8.1 or 8.5 has not been satisfied on or before the Closing Date, the Reorganization shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the bylaws of the Acquired Entity, Maryland law and the 1940 Act, and certified copies of the [resolutions/report of the inspector of elections] evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of K&L Gates LLP ("Counsel)", dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, and conditioned on consummation of the Reorganization in accordance with this Agreement, (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund of each Asset will be the same as the basis of that Asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period for each

Asset in the hands of the Acquiring Fund will include the period during which that Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized (a) as a result of the closing of the Acquired Fund's taxable year or (b) on the termination or transfer of an Asset under a mark-to-market system of accounting; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund Shareholder's holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Counsel of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Entity Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a business trust validly existing under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the Acquired Fund, has the trust power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity's registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to Acquired Entity Counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether in a proceeding under equity or at law); provided that Acquired Entity Counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity; (e) to the knowledge of Acquired Entity Counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which Acquired Entity Counsel need express no opinion; and (f) to the knowledge of Acquired Entity Counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Entity Counsel] appropriate to render the opinions expressed therein. [With respect to all matters of Maryland law, Acquired Entity Counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.]

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a corporation validly existing under the laws of the State of Maryland; [(b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a corporation to carry on its business as an open-end investment company registered under the 1940 Act]; (c) this Agreement has been duly authorized, executed and, so far as is known to Counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and to general equity principles (whether in a proceeding under equity or at law); provided that Counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses that may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the bylaws of the Acquiring Entity; (e) to the knowledge of Counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares, the receipt of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which Counsel need express no opinion; and [(f) to the knowledge of Counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Counsel.] [With respect to all matters of Maryland law, Counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.]

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs, will be paid 50% by the Acquired Fund and 50% by LMPFA, whether or not the Reorganization is consummated. LMPFA and LMFA will be responsible for 50% of the fees and expenses of the Acquired Fund's and the Acquiring Fund's legal counsels and independent registered public accounting firms incurred in connection with the Reorganization, and the Acquired Fund and the Acquiring Fund will share equally the remaining portion of these fees and expenses. Each of the Acquired Fund and LMPFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquired Fund relating to the Reorganization. Each of the Acquiring Fund and LMFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund relating to the Reorganization. The transaction costs associated with repositioning the Acquired Fund's and the Acquiring Fund's portfolios in connection with the Reorganization will be borne by the respective fund. [However, no such costs, fees, and/or expenses shall be paid by LMPFA, LMFA, or the Acquiring Fund unless they are Reorganization Expenses, and no cash or property other than Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof.] Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA and LMFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the

Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Acquired Entity Charter, the obligations of the Acquired Entity with respect to the Acquired Fund entered into in the name or on behalf of the Acquired Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Acquired Entity, personally, but bind only the assets of the Acquired Entity belonging to the Acquired Fund, and all persons dealing with any series or funds of the Acquired Entity must look solely to the assets of the Acquired Entity belonging to such series or fund for the enforcement of any claims against the Acquired Entity.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON CHARLES STREET TRUST, INC.,
on behalf of its series BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

By:

Name:

Title:

LEGG MASON PARTNERS EQUITY TRUST,
on behalf of its series LEGG MASON PARTNERS SMALL CAP CORE FUND

By:

Name:

Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON FUND ADVISER, INC.

By:

Name:

Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:

Name:

Title:

SCHEDULE 4.1

SCHEDULE 4.2

ATTACHMENT B

Purchases, Redemptions and Exchanges of Fund Shares;
Other Shareholder Information

This section describes the Class A and Class C shares that the Acquiring Fund will make available after the Reorganization is effected and how shareholders may buy and sell Class A and Class C shares of the Acquiring Fund. It also describes how the Fund values its securities and the Fund's policy on frequent trading of Fund shares. Any reference to "Fund", "fund" or "acquiring fund" in this Attachment B shall refer to the Acquiring Fund.

Choosing a class of shares to buy

Individual investors can generally choose among two classes of shares: Class A and Class C. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

SHAREHOLDER ELIGIBILITY

The Fund generally will accept an application to establish a new account only if the beneficial owner has a U.S. address or, subject to the requirements of local law, is a U.S. citizen with a foreign address. Existing non-U.S. investors in the fund will not be permitted to establish new accounts to purchase fund shares, but will continue to be able to purchase shares in the fund through their existing accounts.

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions for Class A and Class C shares.

You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund ("Financial Adviser"), which may be limited. You can also buy shares directly from the fund.

The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund may waive the minimum initial investment requirements in its sole discretion.

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares, including Class C shares.

Class A shares are not offered through Financial Advisers for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Financial Adviser if the Financial Adviser makes Financial Intermediary Class shares, which are not part of the proposed Reorganization, available. Please see below for additional information.

"Retirement Plans" include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Financial Adviser for more information.

Other Retirement Plans

Other Retirement Plan investors can generally choose among two classes of shares: Class A and Class C. "Other Retirement Plans" include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Class A and Class C Shares

When choosing whether to buy Class A or Class C shares, you should consider:

■  How much you plan to invest

■  How long you expect to own the shares

■  The expenses paid by each class detailed in the "Fee Tables and Expense Examples" section of this Proxy Statement/Prospectus

■  Whether you qualify for any reduction or waiver of sales charges.

If you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares. However, if you intend to invest for only a few years Class C shares might be more appropriate because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

For questions regarding your eligibility to invest in Class A or Class C shares, contact your Financial Adviser or LMIS' Funds Investor Services Division ("FIS") at 1-800-822-5544.

Class A and Class C Shares

Retail Account—

Initial Investment Minimum	$1,000
Subsequent Minimum Investments	$50

IRA Account—

Initial Investment Minimum	$250
Subsequent Minimum Investments	$50
Minimum Account Size	$500

HOW TO INVEST

Shareholder Accounts

You have the following options for holding fund shares.

■  You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

■  You may hold fund shares directly with the fund, through its transfer agent. There are no additional fees to you for holding your shares directly with the fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the fund at 800-822-5544 (Class A and Class C) regarding holding fund shares directly with the fund.

Class	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees
Class A	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets

Class C	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets

Purchasing Class A Shares

Prior to opening an account you should consult the section "Shareholder Eligibility", which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open a regular or retirement account or a Coverdell Education Savings Account by contacting your Financial Adviser. To open an account directly with the fund call 1-800-822-5544 or visit www.leggmason.com/individualinvestors for an account application.

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the aggregate size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of compensation that will be paid out of the sales charge to your Financial Adviser if you buy shares from one ("broker dealer commission"). Financial Advisers will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more(1)	0	0	up to 1.00

(1)  LMIS may pay a commission of up to 1.00% to a Financial Adviser for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Financial Adviser will also receive an annual service fee of up to

0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, LMIS will retain this fee. Where the Financial Adviser does not receive the payment of this commission from LMIS, the Financial Adviser will instead receive the annual service fee starting immediately after purchase. Please contact your Financial Adviser for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

To have your Class A contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.

If you own Class C Shares of the Legg Mason Funds that were purchased prior to January 31, 2009 ("Qualified Class C Shares"), you are entitled to have such shares automatically converted into Class A shares on a load-waived basis (i.e., without having to pay any initial sales load) if the holdings attributable to you in the Funds exceed $1 million. Such Class A shares are not subject to a contingent deferred sales charge. In determining whether your holdings meet the minimum $1 million amount, holdings in any Legg Mason Fund of your spouse and children under the age of 21 may be combined. On or around February 2, 2009, share owners of Qualified Class C Shares whose holdings have been identified as entitled to conversion to Class A shares on a load-waived basis will have their Qualified Class C Shares automatically converted to Class A shares. There may be some share owners of Qualified Class C Shares whose holdings are entitled to automatic conversion whose accounts cannot be readily identified. If you believe that your Qualified Class C Share holdings in Funds may be eligible for conversion into Class A shares on a load-waived basis, you should contact the Fund or your Financial Adviser. Conversions of Class C shares to Class A shares will not be a taxable event. Class C shares that are converted into load-waived Class A shares after March 2, 2009 will be subject to a contingent deferred sales charge as described below.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Financial Adviser or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Funds that are eligible to be aggregated with your purchases. If you or your Financial Adviser does not inform the fund that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. Certain records, such as account statements of all relevant accounts in the fund family, may be necessary in order to verify your eligibility for reduced sales charges.

■  Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other classes of shares of Legg Mason Funds that are owned by:

☐  you; or

☐  your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

If you hold shares of Legg Mason Funds in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be combined.

Certain directors and fiduciaries may be entitled to combine accounts in determining their sales charge. Consult the SAI for additional information.

■  Letter of Intent – allows you to purchase Class A shares of Legg Mason Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Fund shares that are purchased during the 13-month period by

☐  you; or

☐  your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Funds in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account and the proceeds will be used to pay the sales charges.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■  Employees of Financial Advisers having dealer, service or other selling agreements with the fund's distributor

■  Investors who redeemed at least the same amount of Class A shares of a Legg Mason Fund in the past 60 days, if the investor's Financial Adviser is notified

■  Directors and officers of any Legg Mason-sponsored fund

■  Employees of Legg Mason and its subsidiaries

■  Investors investing through certain Retirement Plans.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Adviser or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn more about waivers or reductions of Class A initial sales charges, contact your Financial Adviser or the fund, consult the SAI or access the Legg Mason Funds' website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Purchasing Class C Shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Financial Advisers selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Financial Advisers until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Advisers will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

■  When you exchange shares for shares of the same share class of another Legg Mason Fund

■  On shares representing reinvested distributions and dividends

■  On shares no longer subject to the contingent deferred sales charge.

To have your Class C contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Financial Adviser or the fund for additional information.

The fund's distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Financial Adviser.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class C will generally be waived:

■  On payments made through certain systematic withdrawal plans

■  On certain distributions from a Retirement Plan

■  For Retirement Plans with omnibus accounts held on the books of the fund

■  For involuntary redemptions of small account balances

■  For 12 months following the death or disability of a shareholder

If you want to learn more about waivers of contingent deferred sales charges, contact your Financial Adviser or the fund, consult the SAI or access the Legg Mason Funds' website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

CLASS A AND CLASS C SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.

Through Your Financial Adviser

Your Financial Adviser can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Class A and Class C shares than the minimum investment requirements described in this Prospectus. You should consult your Financial Adviser's program literature for further information.

Directly With The Fund

Mail	Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund you want to buy and your fund account number:
Legg Mason Funds
c/o Boston Financial Data Services
P.O. Box 55214
Boston, MA 02205-8504

Telephone or Wire	Call the fund at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.

Internet or TeleFund	Visit www.leggmason.com/individualinvestors or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).

Future First® Systematic Investment Plan	Contact the fund to enroll in Legg Mason's Future First® Systematic Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason Fund to purchase fund shares.

The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested, plus any applicable sales charge and name of the fund) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. If you invest in the fund through a Financial Adviser, it is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the fund and have not identified a broker-dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the fund's distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see "Distribution Plan" above.

HOW TO REDEEM YOUR SHARES

CLASS A AND CLASS C SHAREHOLDERS

You can redeem your shares through any of the following methods. Redemptions are subject to contingent deferred sales charges described in "How to Invest" above.

Through Your Financial Adviser

Your Financial Adviser can redeem shares of the fund on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult your Financial Adviser's program literature for further information.

Directly With The Fund

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES—Signature Guarantee.")

Telephone	Call the fund at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

Internet or TeleFund	Redeem shares through the Internet at www.leggmason.com/individualinvestors or through TeleFund at 1-877-6-LMFUNDS (1-877-656-3863).

Mail	Send a letter to the fund requesting redemption of your shares to:
Legg Mason Funds
c/o Boston Financial Data Services
P.O. Box 55214
Boston, MA 02205-8504
The letter should be signed by each owner of the account exactly as the account is registered.

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by your Financial Adviser. If you hold your shares through a Financial Adviser, it is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner.

Additional Information about Redemptions:

The fund's service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The fund and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

Redemption Fee:

The fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction and other costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is deducted from your redemption proceeds. For example, if you request redemption of $100 of shares subject to a redemption fee, you will receive $98 ($100 redemption proceeds minus $2 redemption fee).

The redemption fee will be paid directly to the fund to help offset the costs imposed on them by short-term trading. This fee will be waived for certain wrap programs.

The fund will use the "first-in, first-out" method to determine the holding period of shares—that is, the fund will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions, or to systematic plan transactions. In qualified retirement accounts invested in the fund, the redemption fee will only apply to participant initiated redemptions associated with exchanges.

If your shares are held through an intermediary in an omnibus account, the fund relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may not apply some or all of the exemptions to the redemption fee policy; therefore, redemptions by persons trading through such intermediaries will be subject to the policies of those intermediaries. If you hold shares through an intermediary, you should check with your respective intermediary to determine which transactions are subject to the redemption fee. LMIS seeks to identify intermediaries maintaining omnibus accounts in the fund, and to ensure their implementation of the fund's redemption fee policy; however, there can be no assurance that LMIS will be successful in identifying all intermediaries or that the intermediaries will properly assess the fee.

ACCOUNT POLICIES

Calculation of Net Asset Value:

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund's net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the Exchange is open. These calculations are done as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, the fund calculates its net asset value(s) as of the actual closing time. The Exchange is closed on certain holidays listed in the SAI.

The fund's Board has approved procedures to be used to value the fund's securities and other assets for the purposes of determining the fund's net asset value. The valuation of the fund's assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund's Board that use a variety of techniques and methodologies.

The fund generally values its securities based on market prices determined at the close of regular trading on the Exchange. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the fund's Board. Because the fund may invest in securities of issuers located in emerging markets, high yield debt, and small cap stocks—some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable—the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities, fixed income securities and currencies may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the fund could expect to receive for these securities. A significant change in the value of a currency during the period between 2:00 p.m. Eastern time and the calculation of the fund's net asset value on the same date is considered a significant event, in response to which the fund may use fair value procedures to value the affected investments.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represent the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

In order to receive the share price calculated on the day you buy, redeem or exchange shares, you must place your order with your financial intermediary or the fund before the Exchange closes on that day. If the Exchange closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the financial intermediaries to transmit all orders to buy, exchange or redeem shares to the fund on a timely basis.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

■  remitting redemption proceeds to any person, address or bank account not on record.

■  making changes to the account registration after the account has been opened.

■  transferring shares to an account in another Legg Mason Fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If your account with the fund falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

■  suspend the offering of shares permanently or for a period of time;

■  change its minimum investment amounts;

■  redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class);

■  waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

■  delay sending out redemption proceeds for up to seven days if, in the judgment of LMFA or Batterymarch, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Fund Shares:

Frequent trading in the fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund's other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Directors has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund's frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" (defined below) during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to the Future First® Systematic Investment Plan and the Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund's frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

SERVICES FOR INVESTORS

If you hold shares through a Financial Adviser, you may acquire shares of another Legg Mason Fund by an exchange only if your Financial Adviser has an agreement with LMIS with respect to the class of shares of the Legg Mason Fund that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and Account Statements:

You will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First® Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Class A and Class C shareholders will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, Class A and Class C shareholders will receive a quarterly statement.

Systematic Withdrawal Plan:

Class A and Class C shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50 (prior to the deduction of any contingent deferred sales charge). Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:

Class A and Class C: Currently, Class A and Class C shares of the fund may be exchanged for the same class of shares of any other Legg Mason Fund (Legg Mason Funds do not include Legg Mason Partners Funds) and for Exchange A and Class C shares, respectively, of the Western Asset Money Market Fund. Not all Legg Mason Funds offer all classes. You can request an exchange in writing or by telephone. At the closing of the Reorganization, it is expected that Class A and Class C shares of the Fund may also be exchanged for the same class of shares of any Legg Mason Partners Fund.

Important Information About Exchanges: In each case, the fund and class into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

Other than the redemption fee imposed on exchanges of shares of the fund held for 60 days or less, there is currently no fee for exchanges. An exchange of the fund's shares will be treated as a sale of the shares of the fund from which you are exchanging, and any gain on the sale will generally be taxable.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.

Sales Charges: In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge, for example if you are exchanging shares you purchased in Western Asset Money Market Fund for Class A or Class C shares of a Legg Mason Fund. Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason Fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing by contacting the fund according to the instructions below. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.

Class A and Class C Shareholders	Call 1-800-822-5544 or write to Legg Mason Funds, c/o Boston Financial Data Services, P.O. Box 55214, Boston, MA 02205-8504.

DISTRIBUTIONS AND TAXES

The fund declares and pays dividends from its net investment income, if any, annually.

The fund distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and the excess of net short-term capital gain over net long-term capital loss, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from the fund's investment company taxable income (which includes net investment income and the excess of net short-term capital gain over net long-term capital loss, both determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the fund satisfies certain holding period, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid. Distributions of the fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for the 15% maximum federal income tax rate.

As required by law, the fund will withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund, the following conditions apply:

■  your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund, unless you elect to receive dividends and/or other distributions in cash (you do not pay a sales charge on reinvested distributions or dividends).

■  Class A and Class C shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Class A and Class C shares, respectively, of another eligible Legg Mason Fund or Western

Asset Money Market Fund, provided these funds are available for sale in your state (you do not pay a sales charge on reinvested distributions or dividends).

■  to change your election, you must notify the fund at least ten days before the next distribution is to be paid.

■  if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund's SAI. The fund's complete portfolio holdings are available at http://www.leggmasoninstitutionalfunds.com/pdf/portfolio_ holdings/bfm_small_cap_holdings.pdf on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

ATTACHMENT C

Comparison of Investment Objectives, Principal Investment Strategies and Management

INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND RISKS

	Legg Mason Partners Small Cap Core Fund (Target Fund)	Batterymarch U.S. Small Capitalization Equity Portfolio (Acquiring Fund)	Certain Differences between Acquiring and Target Funds
Investment Objective(s)	The fund seeks long-term capital appreciation.	Long-term capital appreciation	No difference.

Principal Investment Strategies	Equities
Under normal market conditions, the fund will invest at least 80% of net assets plus any borrowings for investment purposes in common stocks of U.S. companies with relatively small market capitalizations at the time of investment or other investments with similar economic characteristics. These are companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. The fund will hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization.	Equities
		Under normal market conditions, the fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies with relatively small market capitalizations domiciled, or having their principal activities, in the United States at the time of investment or other investments with similar economic characteristics. These are companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. The fund will hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization	Equities No material difference.

Legg Mason Partners Small Cap Core Fund (Target Fund)	Batterymarch U.S. Small Capitalization Equity Portfolio (Acquiring Fund)	Certain Differences between Acquiring and Target Funds
Foreign Companies The Target Fund may invest up to 10% of its assets in foreign securities or invest in depositary receipts.	Foreign Companies
The Acquiring Fund may invest in securities of foreign companies in the form of American Depositary Receipts (ADRs) and similar non-U.S. instruments issued by foreign banks or trust companies, such as Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The Acquiring Fund may invest up to 20% of its assets in securities of foreign in the form of depositary receipts such as ADRs, GDRs and EDRs.	Foreign Companies
The Acquiring Fund may invest up to 20% of its assets in investments in foreign companies, including in the form of depositary receipts, while the Target Fund is subject to a 10% limit on these investments.

Fixed Income and Other Investments
In addition to its principal investment strategies, the Target Fund may also invest in other investments such as short-term obligations, money market instruments, derivatives, repurchase agreements, reverse repurchase agreements, illiquid securities, and convertible securities.	Fixed Income and Other Investments
In addition to its principal investment strategies, the fund may engage in other transactions. For example, although the fund expects to remain substantially fully invested in equity securities, the fund may invest in debt or other fixed-income securities, cash and money market instruments, including repurchase agreements. Up to 5% of the fund's total assets may be invested in fixed-income securities rated below investment grade, commonly referred to as "junk bonds," or, if unrated, determined by the adviser to be of comparable quality. The fund may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, lend its portfolio securities, invest in securities of other investment companies.	Fixed Income and Debt Investments
The Acquiring Fund's prospectus provides for investment in certain debt or other fixed income securities, while the Target Fund's registration statement does not appear to contemplate such investments except for short-term instruments. In particular, the Acquiring Fund's prospectus provides for investment in debt or other fixed income securities, with no more than 5% in below investment grade securities. However, the Acquiring Fund's prospectus states that the fund "expects to be substantially invested in equity securities ..." Both registration statements provide for investments in such short-term obligations as money market instruments, derivatives, repurchase agreements, reverse repurchase agreements, illiquid securities, and convertible securities.

Legg Mason Partners Small Cap Core Fund (Target Fund)	Batterymarch U.S. Small Capitalization Equity Portfolio (Acquiring Fund)	Certain Differences between Acquiring and Target Funds
Derivatives
The Target Fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices or options on such futures, for any of the following purposes:
• To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices;
• As a substitute for buying or selling securities;
• As a technique to manage cash flow.	Derivatives
The Acquiring Fund may use a variety of derivative instruments such as futures, options and warrants. The Acquiring Fund generally may use derivatives for both hedging and non-hedging purposes, including for purposes of enhancing returns.	Derivatives
The Target Fund allows for use of derivatives for any of the purposes listed herein while the Acquiring Fund generally may use derivatives for both hedging and non-hedging purposes, including for purposes of enhancing returns. Both Funds may use derivatives for both hedging and non-hedging purposes.

Investment Process
Selection process:
The portfolio managers employ an active investment strategy that focuses primarily on individual stock selection and remains diversified across several industries and sectors. The portfolio managers use quantitative analysis to identify stocks that possess attractive growth or value characteristics. This style of stock selection, which blends in similar proportions both growth and value disciplines of investing, is commonly known as "growth at a reasonable price." Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.	Investment Process
The adviser uses a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the fund's investable universe by the adviser's determination of their relative attractiveness.	Investment Process
The Acquiring Fund and the Target Fund have the same portfolio managers employing nearly identical investment models. Both Funds are managed using the same strategy and philosophy so there are currently no material differences in how the assets of the Funds are managed.

Legg Mason Partners Small Cap Core Fund (Target Fund)	Batterymarch U.S. Small Capitalization Equity Portfolio (Acquiring Fund)	Certain Differences between Acquiring and Target Funds
In selecting stocks based on growth characteristics, the portfolio managers generally look for companies with:
-Above average earnings growth
-A pattern of reported earnings that exceeds market expectations
-Rising earnings estimates over the next several quarters
-High relative return based on invested capital.
In selecting stocks with value characteristics, the portfolio managers look for companies whose stock prices are undervalued relative to their earnings, sale or book values. The timing of buy and sell decisions is based on recent price trends.

Principal Risks	• Market risk
• Small company stock risk
• Portfolio managers' judgment/investment model risk (stock selection risk)
• Product/service risk for a particular company
• Derivatives risk
• Volatility risk
• Foreign investment risk
• Portfolio turnover rate
• Risks associated with other policies the fund may pursue such as those related to other investments referenced above.	• Market risk
• Small company stock risk, including product/service risk for a particular company
• Investment model risk
• Derivatives risk
• Liquidity risk
• Foreign investment risk
• Portfolio turnover rate
	• Risks associated with other policies the fund may pursue such as those related to debt and fixed income investments, and other investments referenced above.	There are certain risk differences that may be attributable to the non-material differences in the principal investment policies and strategies between the funds described above including the percentage of assets that may be invested in foreign securities (in the form of depository receipts) by the Acquiring Fund and the ability of the Acquiring Fund to invest in below investment grade securities.

MANAGEMENT

	Legg Mason Partners Small Cap Core Fund (Target Fund)	Batterymarch U.S. Small Capitalization Equity Portfolio (Acquiring Fund)
Investment Manager and Subadviser	Legg Mason Partners Fund Advisor, LLC (investment manager); Batterymarch Financial Management, Inc. (subadviser)	Legg Mason Fund Adviser, Inc. (manager); Batterymarch Financial Management, Inc. (investment adviser)

Portfolio Managers	Yu-Nien (Charles) Ko, Stephen A. Lanzendorf	Yu-Nien (Charles) Ko, Stephen A. Lanzendorf

ATTACHMENT D

Financial Highlights of Legg Mason Partners Small Cap Core Fund (Target Fund)

The financial highlights tables are intended to help you understand the performance for the past five years of the Class A, Class B and Class C shares of the Target Fund and for the six month period ended June 30, 2008. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Target Fund's financial statements, which, except for the financial highlights for the six months ended June 30, 2008 which are unaudited, have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Target Fund's financial statements are included in the annual report (available upon request).

The financial highlights tables provided in this Appendix D for the Target Fund is taken from the most recent semi-annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2008(2)		2007	2006(3)		2005(3)	2004(3)	2003(3)
Net Asset Value, Beginning of Period	$11.62		$13.98	$14.21		$16.45	$14.29	$10.22
Income (Loss) From Operations:
Net investment loss	(0.04)		(0.08)	(0.04)		(0.05)	(0.04)	(0.00	)(4)
Net realized and unrealized gain (loss)	(1.00)		(0.27)	1.84		0.65	2.46	4.07
Total income (loss) from operations	(1.04)		(0.35)	1.80		0.60	2.42	4.07
Less Distributions From:
Net realized gains	(0.34)		(2.01)	(2.03)		(2.84)	(0.26)	—
Total distributions	(0.34)		(2.01)	(2.03)		(2.84)	(0.26)	—
Net Asset Value, End of Period	$10.24		$11.62	$13.98		$14.21	$16.45	$14.29
Total return(5)	(9.12)%		(3.27)%	12.94%		3.27%	16.94%	39.82%
Net Assets, End of Period (000s)	$24,329		$30,913	$38,131		$36,173	$38,216	$40,198
Ratios to Average Net Assets:
Gross expenses	1.70	%(6)	1.60%	1.23	%(7)	1.32%	1.28%	1.13%
Net expenses	1.68	(6)(8)	1.60 (8)	1.19	(7)(8)	1.27 (8)	1.28 (8)	1.13
Net investment loss	(0.75	)(6)	(0.59)	(0.29)		(0.29)	(0.27)	(0.01)
Portfolio Turnover Rate	39%		66%	117%		86%	84%	119%

(1)  Per share amounts have been calculated using the average shares method.

(2)  For the six months ended June 30, 2008 (unaudited).

(3)  For a share of capital stock outstanding for the periods prior to April 16, 2007.

(4)  Amount represents less than $0.01 per share.

(5)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)  Annualized.

(7)  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.22% and 1.18%, respectively.

(8)  Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2008(2)		2007	2006(3)		2005(3)	2004(3)	2003(3)
Net Asset Value, Beginning of Period	$10.03		$12.46	$12.96		$15.36	$13.45	$9.71
Income (Loss) From Operations:
Net investment loss	(0.08)		(0.20)	(0.15)		(0.17)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	(0.86)		(0.22)	1.68		0.61	2.31	3.84
Total income (loss) from operations	(0.94)		(0.42)	1.53		0.44	2.17	3.74
Less Distributions From:
Net realized gains	(0.34)		(2.01)	(2.03)		(2.84)	(0.26)	—
Total distributions	(0.34)		(2.01)	(2.03)		(2.84)	(0.26)	—
Net Asset Value, End of Period	$8.75		$10.03	$12.46		$12.96	$15.36	$13.45
Total return(4)	(9.56)%		(4.27)%	12.08%		2.45%	16.14%	38.52%
Net Assets, End of Period (000s)	$3,652		$5,245	$9,921		$14,735	$20,845	$21,613
Ratios to Average Net Assets:
Gross expenses	2.75	%(5)	2.57%	2.00	%(6)	2.09%	2.00%	2.02%
Net expenses	2.75	(5)	2.57	1.98	(6)(7)	2.09	2.00 (7)	2.02
Net investment loss	(1.82	)(5)	(1.57)	(1.12)		(1.12)	(0.99)	(0.90)
Portfolio Turnover Rate	39%		66%	117%		86%	84%	119%

(1)  Per share amounts have been calculated using the average shares method.

(2)  For the six months ended June 30, 2008 (unaudited).

(3)  For a share of capital stock outstanding for the periods prior to April 16, 2007.

(4)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)  Annualized.

(6)  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.99% and 1.97%, respectively.

(7)  Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2008(2)		2007	2006(3)		2005(3)	2004(3)	2003(3)
Net Asset Value, Beginning of Period	$10.07		$12.47	$12.96		$15.36	$13.46	$9.71
Income (Loss) From Operations:
Net investment loss	(0.07)		(0.17)	(0.14)		(0.16)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	(0.86)		(0.22)	1.68		0.60	2.30	3.85
Total income (loss) from operations	(0.93)		(0.39)	1.54		0.44	2.16	3.75
Less Distributions From:
Net realized gains	(0.34)		(2.01)	(2.03)		(2.84)	(0.26)	—
Total distributions	(0.34)		(2.01)	(2.03)		(2.84)	(0.26)	—
Net Asset Value, End of Period	$8.80		$10.07	$12.47		$12.96	$15.36	$13.46
Total return(4)	(9.43)%		(4.02)%	12.16%		2.44%	16.05%	38.62%
Net Assets, End of Period (000s)	$8,672		$10,723	$16,107		$17,944	$21,577	$20,285
Ratios to Average Net Assets:
Gross expenses	2.44	%(5)	2.37%	1.94	%(6)	2.09%	2.00%	2.03%
Net expenses	2.44	(5)	2.37	1.92	(6)(7)	2.09	2.00 (7)	2.03
Net investment loss	(1.51	)(5)	(1.36)	(1.04)		(1.11)	(0.99)	(0.91)
Portfolio Turnover Rate	39%		66%	117%		86%	84%	119%

(1)  Per share amounts have been calculated using the average shares method.

(2)  For the six months ended June 30, 2008 (unaudited).

(3)  For a share of capital stock outstanding for the periods prior to April 16, 2007.

(4)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)  Annualized.

(6)  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.93% and 1.91%, respectively.

(7)  Reflects fee waivers and/or expense reimbursements.

Financial Highlights of Batterymarch U.S. Small Capitalization Equity Portfolio (Acquiring Fund)

The financial highlights tables are intended to help you understand the performance for the past five years of the Institutional Class shares of the Acquiring Fund and for the six month period ended June 30, 2008. No financial highlights are provided for the Class A and Class C shares of the Acquiring Fund as these are newly-organized share classes of the Acquiring Fund. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Acquiring Fund's financial statements, which, except for the financial highlights for the six months ended June 30, 2008 which are unaudited, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements are included in the annual report (available upon request). Expenses for Class A and Class C shares will likely be higher than the expense information shown since both Class A and Class C shares have higher anticipated expenses than the Institutional Class. The performance returns for Class A and Class C shares would likely be lower than that of the Acquiring Fund's Institutional Class shares, if they had been in existence for the periods shown, in light of the anticipated higher expenses.

The financial highlights tables provided in this Appendix D for the Acquiring Fund is taken from the most recent semi-annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Six Months Ended June 30,	Period Ended December 31,	Years Ended March 31,
2008	2007(A)	2007	2006	2005	2004	2003
(Unaudited)
Net asset value, beginning of period	$9.60	$11.48	$12.43	$11.61	$11.90	$8.09	$10.27
Investment operations:
Net investment income	(0.00	)(B)(C)	.02	(B)	.02	(B)	.02	.01	.01	.04
Net realized and unrealized gain/(loss)	(.94)	(.39)	.05	2.21	.58	4.05	(2.18)
Total from investment operations	(.94)	(.37)	.07	2.23	.59	4.06	(2.14)
Distributions from:
Net investment income	(.01)	(.01)	(.01)	(.02)	(.01)	(.02)	(.04)
Net realized gain on investments	(.07)	(1.50)	(1.01)	(1.39)	(.87)	(.23)	—
Total distributions	(.08)	(1.51)	(1.02)	(1.41)	(.88)	(.25)	(.04)
Net asset value, end of period	$8.58	$9.60	$11.48	$12.43	$11.61	$11.90	$8.09
Total return	(9.85	)%(D)	(3.58	)%(D)	.88%	20.95%	5.87%	50.52%	(20.87)%
Ratios to Average Net Assets:(E)
Total expenses	.85	%(F)	.79	%(F)	.79%	.75%	.76%	.81%	.87%
Expenses net of waivers, if any	.85	(F)	.79	(F)	.79	.75	.76	.81	.87
Expenses net of all reductions	.85	(F)	.79	(F)	.79	.75	.76	.81	.87
Net investment income (loss)	(.02	)(F)	.28	(F)	.17	.16	.13	.15	.59
Supplemental Data:
Portfolio turnover rate	39.5	%(D)	46.5	%(D)	84.7%	152.9%	175.0%	141.1%	119.4%
Net assets, end of period (in thousands)	$245,677	$359,703	$556,288	$962,303	$667,045	$565,130	$209,376

(A)  For the period April 1 , 2007 to December 31. 2007.

(B)  Computed using average daily shares outstanding.

(C)  Amount less than $.01 per share.

(D)  Not annualized.

(E)  Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers. During the fiscal year ended December 31, 2007, the Fund was subject to voluntary expense waivers.

(F)  Annualized.

ATTACHMENT E

Similarities and Differences in the Forms of Organization of the Target Fund
and the Acquiring Fund

DISCUSSION OF MARYLAND CORPORATIONS AND MARYLAND TRUSTS

In General

The Acquiring Fund is organized as a series of a Maryland corporation (the "Maryland Corporation"). A Maryland Corporation is governed both by Maryland corporate law and the Maryland Corporation's charter and its Bylaws. For a Maryland Corporation, the Maryland General Corporation Law (the "MGCL") prescribes many aspects of corporate governance.

The Target Fund is organized as a series of a Maryland business trust (the "Maryland Trust"). A Maryland business trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees and set forth in the Maryland Trust's declaration of trust.

The Declaration of Trust (the "Declaration") for the Maryland Trust provides flexibility to the trustees in the conduct of the Trust's business and in the governance of the Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the Trust to operate efficiently and in a cost effective manner.

The Maryland Corporation

Maryland Corporations are governed by the MGCL and their charter and Bylaws. Some of the key provisions of the MGCL, the charter and Bylaws are summarized below. The following summary of the MGCL and the charter and Bylaws of the Maryland Corporation is qualified in its entirety by reference to the MGCL and the charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For the Maryland Corporation, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by its charter.

Election and Removal of Directors

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the charter and Bylaws so provide, a Maryland corporation registered as an open-end investment company is not required to hold annual meetings in any year that the election of directors is not required under the 1940 Act. The Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The Bylaws of the Maryland Corporation generally provide that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of the Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of the Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder's shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an open-end investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charter of the Maryland Corporation generally does not restrict the authority of directors within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders of a Maryland corporation generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability by reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is sought.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charter of the Maryland Corporation. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The Maryland Trust

The Maryland Trust is governed by the Maryland Business Trust Act, its Declaration and Bylaws. Some of the key provisions of the Maryland Business Trust Act, the Declaration and Bylaws are summarized below. The following summary of the Maryland Business Trust Act, the Declaration and Bylaws of the Maryland Trust is qualified in its entirety by reference to the Maryland Business Trust Act and the Trust's Declaration and Bylaws.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress or the SEC has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a material increase in a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of the Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Declaration of the Maryland Trust does not require such meetings. The Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for "dollar-weighted voting" which means that a shareholder's voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declaration provides that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the trustees establish the number of trustees. The Declaration also provides that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of the Maryland Trust are authorized to amend the Declaration without the vote of shareholders except in certain circumstances. The Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers, or employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of the Maryland Trust are permitted to cause the Maryland Trust to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Declaration provides that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declaration also provides that the Maryland Trust may involuntarily redeem a shareholder's shares upon such conditions as may be determined by the trustees.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder's account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declaration, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Declaration gives broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declaration also gives authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the Trust, or to combine one or more classes of a series with another class in that series. For example, if the Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of the Target Fund represents an interest in the Target Fund only, and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Maryland Trust and requires the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a trustee's liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is sought.

The Declaration also clarifies that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust's trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected series of the Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust's costs, including attorneys' fees.

The Declaration also requires that actions by shareholders against the Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

ATTACHMENT F

5% Shareholders of the Target Fund

As of [_________], no person owned beneficially or of record 5% or more of any class of the Target Fund.

5% Shareholders of the Acquiring Fund

As of [_______], no person owned beneficially or of record 5% or more of any class of the Acquiring Fund, except as set forth in the following table:

Share Class	Name and Address of Owner	Percent of Class Owned	Estimated Percentage that Would Be Owned of Combined Fund After the Reorganization*

*  Calculated on the basis of present holdings and commitments as if the Reorganization has occurred on the Record Date.

F-1

ATTACHMENT G

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith Jr., Executor

G-1

LEGG MASON CHARLES STREET TRUST, INC.

STATEMENT OF ADDITIONAL INFORMATION

February [__], 2009

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio

55 Water Street New York, New York 10041 1-800-451-2010	100 Light Street Baltimore, Maryland 21202 1-800-822-5544

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated February [__], 2009, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Small Cap Core Fund ("Target Fund") in exchange for shares of the Batterymarch U.S. Small Capitalization Equity Portfolio ("Acquiring Fund") having an aggregate value equal to those of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Target Fund at the address set forth above or call 1-800-451-2010. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

Page

General Information	SAI-2

Financial Statements	SAI-2

Pro Forma Financial Statements	SAI-3

SAI-1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held on April 24, 2009 at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, 49th Floor, New York, New York 10018, at 10:00 a.m. Eastern Time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated February __, 2009 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund:

Fund	Date and Filing Date	Accession Number
Batterymarch U.S. Small Capitalization Equity Portfolio	[February 1, 2009]

Filed on January __, 2009

[Pending Registration]

The audited financial statements of the Acquiring Fund, notes thereto, and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, with respect to such audited financial statements, included in the Acquiring Fund's Annual Report filed for the year ended December 31, 2007:

Fund	Year Ended/Filing Date	Accession Number
Batterymarch U.S. Small Capitalization Equity Portfolio	December 31, 2007	0001193125-08-048004

Filed on March 6, 2008

The unaudited financial statements of the Acquiring Fund and notes thereto included in the Acquiring Fund's Semi-Annual Report filed after the above referenced annual report for the period ended June 30, 2008:

Fund	Period Ended/Filing Date	Accession Number
Batterymarch U.S. Small Capitalization Equity Portfolio	June 30, 2008	0001193125-08-190701

Filed on September 5, 2008

The audited financial statements of the Target Fund, notes thereto, and the report of KPMG LLP, independent registered public accounting firm, with respect to such audited financial statements, included in the Target Fund's Annual Report filed for the year ended December 31, 2007:

Fund	Year Ended/Filing Date	Accession Number
Legg Mason Partners Small Cap Core Fund	December 31, 2007	0001193125-08-048669

Filed on March 6, 2008

The unaudited financial statements of the Target Fund and notes thereto included in the Target Fund's Semi-Annual Report filed after the above referenced annual report for the period ended June 30, 2008:

Fund	Period Ended/Filing Date	Accession Number
Legg Mason Partners Small Cap Core Fund	June 30, 2008	0001193125-08-186812

Filed on August 28, 2008

SAI-2

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each of Legg Mason Partners Small Cap Core Fund and Batterymarch U.S. Small Capitalization Equity Portfolio and pro forma financial statements for the combined Fund, assuming the Reorganization of those Funds is consummated as of June 30, 2008. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

The pro forma financial statements are unaudited and are based on financial statements as of and for the twelve-month period ended June 30, 2008.

See Notes to Pro Forma Combined Financial Statements

Pro Forma Combined Schedule of Investments

Legg Mason Partners Small Cap Core Fund and Batterymarch U.S. Small Capitalization Equity Portfolio

As of June 30, 2008 (unaudited)

Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization		Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization
Shares	Shares	Shares	Security	Value	Value	Value
COMMON STOCKS AND EQUITY INTERESTS — 99.1%
CONSUMER DISCRETIONARY — 13.5%
Auto Components — 0.9%
9,400	39,100	48,500	ArvinMeritor Inc.	$117,311	$497,774	$615,085
12,800		12,800	Cooper Tire & Rubber Co.	100,352		100,352
11,000	57,820	68,820	Lear Corp.	155,980	819,888	975,868	(a)
7,400	54,200	61,600	Tenneco Inc.	100,122	733,326	833,448	(a)
				473,765	2,050,988	2,524,753
Diversified Consumer Services — 1.0%
	50,600	50,600	DeVry Inc.		2,713,172	2,713,172
Hotels, Restaurants & Leisure — 3.1%
7,600	54,800	62,400	Bally Technologies Inc.	256,880	1,852,240	2,109,120	(a)
6,510	28,400	34,910	Bob Evans Farms Inc.	186,186	812,240	998,426
	36,300	36,300	Burger King Holdings Inc.		972,477	972,477
6,400	34,200	40,600	CBRL Group Inc.	156,864	838,242	995,106
7,900	38,900	46,800	Jack in the Box Inc.	177,039	871,749	1,048,788	(a)
2,000	13,400	15,400	Panera Bread Co.	92,520	619,884	712,404	(a)
11,100	50,630	61,730	WMS Industries Inc.	330,447	1,507,255	1,837,702	(a)
				1,199,936	7,474,087	8,674,023
Household Durables — 1.3%
	86,700	86,700	American Greetings Corp.		1,069,878	1,069,878
	1	1	Jarden Corp.		14	14	(a)
9,213	66,400	75,613	Tupperware Brands Corp.	315,269	2,272,208	2,587,477
				315,269	3,342,100	3,657,369
Internet & Catalog Retail — 1.4%
8,478	37,300	45,778	FTD Group Inc.	113,012	497,209	610,221
4,348	25,500	29,848	Priceline.com Inc.	502,020	2,944,230	3,446,250	(a)
				615,032	3,441,439	4,056,471
Leisure Equipment & Products — 0.3%
7,300		7,300	JAKKS Pacific Inc.	159,505		159,505	(a)
	56,197	56,197	Callaway Golf Co.		664,811	664,811
				159,505	664,811	824,316

SAI-3

Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization		Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization
Shares	Shares	Shares	Security	Value	Value	Value
Media — 0.1%
21,200		21,200	Valassis Communications Inc.	$265,424		$265,424	(a)
Multiline Retail — 1.3%
14,150	106,700	120,850	Big Lots Inc.*	442,046	$3,333,308	3,775,354	(a)
Specialty Retail — 1.5%
12,310		12,310	Aaron Rents Inc.	274,882		274,882
15,055	53,800	68,855	Aeropostale Inc.	471,673	1,685,554	2,157,227	(a)
7,566		7,566	Gymboree Corp.	303,170		303,170	(a)
10,541	70,200	80,741	Rent-A-Center Inc.	216,828	1,444,014	1,660,842	(a)
				1,266,553	3,129,568	4,396,121
Textiles, Apparel & Luxury Goods — 2.6%
1,900	1,100	3,000	Deckers Outdoor Corp.	264,480	153,120	417,600	(a)
	66,700	66,700	Fossil Inc.		1,938,969	1,938,969	(a)
9,500	105,634	115,134	Maidenform Brands Inc.	128,250	1,426,059	1,554,309	(a)
8,334	59,200	67,534	Perry Ellis International Inc.	176,848	1,256,224	1,433,072	(a)
	11,300	11,300	The Warnaco Group Inc.		497,991	497,991	(a)
7,524	50,430	57,954	Wolverine World Wide Inc.	200,665	1,344,968	1,545,633
				770,243	6,617,331	7,387,574
CONSUMER STAPLES — 1.7%
Food & Staples Retailing — 0.4%
13,300	16,200	29,500	Ruddick Corp.	456,323	555,822	1,012,145
Food Products — 1.0%
12,800	25,700	38,500	Chiquita Brands International Inc.*	194,176	389,869	584,045	(a)
11,400	78,520	89,920	Fresh Del Monte Produce Inc.*	268,698	1,850,716	2,119,414	(a)
				462,874	2,240,585	2,703,459
Personal Products — 0.2%
	73,990	73,990	American Oriental Bioengineering Inc.		730,281	730,281	(a)
Tobacco — 0.1%
	87,600	87,600	Alliance One International Inc.		447,642	447,642	(a)
ENERGY — 11.0%
Energy Equipment & Services — 3.0%
1,300		1,300	Atwood Oceanics Inc.	161,642		161,642	(a)
3,100	18,642	21,742	Dawson Geophysical Co.	184,326	1,108,453	1,292,779	(a)
5,350	20,760	26,110	GulfMark Offshore Inc.	311,263	1,207,817	1,519,080	(a)
6,800	25,900	32,700	Oil States International Inc.	431,392	1,643,096	2,074,488	(a)
	51,500	51,500	Pioneer Drilling Co.		968,715	968,715	(a)
5,600	48,450	54,050	Willbros Group Inc.	245,336	2,122,594	2,367,930	(a)
				1,333,959	7,050,675	8,384,634
Oil, Gas & Consumable Fuels — 8.0%
6,000	55,110	61,110	Bois d'Arc Energy Inc.	145,860	1,339,724	1,485,584	(a)
3,000	35,300	38,300	Comstock Resources Inc.	253,290	2,980,379	3,233,669	(a)
2,100	38,000	40,100	Concho Resources Inc.	78,330	1,417,400	1,495,730	(a)
	2,500	2,500	DCP Midstream Partners LP		73,125	73,125
	18,000	18,000	Encore Acquisition Co.		1,353,420	1,353,420	(a)
	49,600	49,600	Energy Partners Ltd.		740,032	740,032	(a)
10,300	46,552	56,852	Mariner Energy Inc.	380,791	1,721,028	2,101,819	(a)
4,000		4,000	Massey Energy Co.	375,000		375,000
6,800	48,000	54,800	McMoRan Exploration Co	187,136	1,320,960	1,508,096	(a)
15,700	32,300	48,000	PetroQuest Energy Inc.	422,330	868,870	1,291,200	(a)
7,300	42,700	50,000	Rosetta Resources Inc.	208,050	1,216,950	1,425,000	(a)
7,234	43,120	50,354	Swift Energy Co.	477,878	2,848,507	3,326,385	(a)
1,150	22,015	23,165	W&T Offshore Inc.	67,287	1,288,098	1,355,385

SAI-4

Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization		Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization
Shares	Shares	Shares	Security	Value	Value	Value
2,700	15,400	18,100	Whiting Petroleum Corp.	$286,416	$1,633,632	$1,920,048	(a)
	47,945	47,945	World Fuel Services Corp.		1,051,913	1,051,913
				2,882,368	19,854,038	22,736,406
FINANCIALS — 14.9%
Capital Markets — 0.4%
12,800	84,800	97,600	GFI Group Inc.	115,328	764,048	879,376
7,700		7,700	optionsXpress Holdings Inc.	172,018		172,018
				287,346	764,048	1,051,394
Commercial Banks — 3.5%
7,244	7,100	14,344	City Holding Co.	295,338	289,467	584,805
	21,200	21,200	First Merchants Corp.		384,780	384,780
10,550	68,420	78,970	FirstMerit Corp.	172,070	1,115,930	1,288,000
	50,500	50,500	Glacier Bancorp Inc.		807,495	807,495
	3,100	3,100	Great Southern Bancorp Inc.		25,172	25,172
	75,700	75,700	National Penn Bancshares Inc.		1,005,296	1,005,296
	9,300	9,300	Old Second Bancorp Inc.		108,066	108,066
	65,700	65,700	Oriental Financial Group Inc.		936,882	936,882
	13,400	13,400	Sandy Spring Bancorp Inc.		222,172	222,172
15,200		15,200	Sterling Bancorp	181,640		181,640
6,600	36,400	43,000	SVB Financial Group	317,526	1,751,204	2,068,730	(a)
	3,650	3,650	Tompkins Financial Corp.		135,780	135,780
4,600	30,500	35,100	UMB Financial Corp.	235,842	1,563,735	1,799,577
	9,900	9,900	Westamerica Bancorporation		520,641	520,641
				1,202,416	8,866,620	10,069,036
Consumer Finance — 2.1%
11,653	38,200	49,853	Cash America International Inc.	361,243	1,184,200	1,545,443
15,200	93,420	108,620	Dollar Financial Corp.	229,672	1,411,576	1,641,248	(a)
	146,100	146,100	EZCORP Inc.		1,862,775	1,862,775	(a)
3,691	26,800	30,491	World Acceptance Corp.	124,276	902,356	1,026,632	(a)
				715,191	5,360,907	6,076,098
Diversified Financial Services — 0.7%
5,800	52,106	57,906	Interactive Brokers Group Inc.	186,354	1,674,166	1,860,520	(a)
Insurance — 3.4%
10,670	112,400	123,070	Aspen Insurance Holdings Ltd.	252,559	2,660,508	2,913,067
	36,100	36,100	CNA Surety Corp.		456,304	456,304	(a)
	36,600	36,600	First Mercury Financial Corp.		645,624	645,624	(a)
5,800	44,600	50,400	National Financial Partners Corp.	114,956	883,972	998,928
	9,500	9,500	Navigators Group Inc.		513,475	513,475	(a)
12,700	78,710	91,410	Platinum Underwriters Holdings Ltd.	414,147	2,566,733	2,980,880
4,240	78,500	82,740	Seabright Insurance Holdings Inc.*	61,395	1,136,680	1,198,075	(a)
977		977	Transatlantic Holdings Inc.	55,171		55,171
				898,228	8,863,296	9,761,524
Real Estate Investment Trusts (REITs) — 4.0%
13,900	94,600	108,500	Anworth Mortgage Asset Corp.	90,489	615,846	706,335
	12,200	12,200	Associated Estates Realty Corp.		130,662	130,662
7,200		7,200	Cousins Properties Inc.	166,320		166,320
3,700	24,750	28,450	DuPont Fabros Technology Inc.	68,968	461,340	530,308
4,300		4,300	Entertainment Properties Trust	212,592		212,592
3,300	14,600	17,900	Equity Lifestyle Properties, Inc.	145,200	642,400	787,600
20,989		20,989	Hersha Hospitality Trust	158,467		158,467
	5,100	5,100	Highwoods Properties Inc.		160,242	160,242
	52,400	52,400	Inland Real Estate Corp.		755,608	755,608
	69,000	69,000	Lexington Realty Trust		940,470	940,470
3,200	27,600	30,800	Mid-America Apartment Communities Inc.	163,328	1,408,704	1,572,032

SAI-5

Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization		Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization
Shares	Shares	Shares	Security	Value	Value	Value
14,212	73,000	87,212	National Retail Properties Inc.	$297,031	$1,525,700	$1,822,731
	56,450	56,450	OMEGA Healthcare Investors Inc.		939,893	939,893
7,689		7,689	Ramco-Gershenson Properties Trust	157,932		157,932
8,700	49,800	58,500	Sunstone Hotel Investors Inc.	144,420	826,680	971,100
4,400	27,000	31,400	Tanger Factory Outlet Centers Inc.	158,092	970,110	1,128,202
				1,762,839	9,377,655	11,140,494
Thrifts and Mortgage Finance — 0.8%
	26,200	26,200	Dime Community Bancshares		432,562	432,562
	26,780	26,780	Entertainment Properties Trust		1,324,003	1,324,003
	44,600	44,600	Provident New York Bancorp		493,276	493,276
					2,249,841	2,249,841
HEALTH CARE — 14.7%
Biotechnology — 4.2%
6,000	8,200	14,200	Alnylam Pharmaceuticals Inc.	160,380	219,186	379,566	(a)
5,775	24,300	30,075	Cephalon Inc.	385,135	1,620,567	2,005,702	(a)
4,700		4,700	Cepheid, Inc.	132,164		132,164	(a)
17,551	140,000	157,551	Cubist Pharmaceuticals Inc.	313,461	2,500,400	2,813,861	(a)
	18,700	18,700	Enzon Pharmaceuticals Inc.		133,144	133,144	(a)
14,050	86,000	100,050	Martek Biosciences Corp.	473,625	2,899,060	3,372,685	(a)
8,116	68,900	77,016	OSI Pharmaceuticals Inc.	335,353	2,846,948	3,182,301	(a)
				1,800,118	10,219,305	12,019,423
Health Care Equipment & Supplies — 3.2%
3,992		3,992	Bio-Rad Laboratories Inc., Class A	322,913		322,913	(a)
8,300		8,300	Bruker BioSciences Corp.	106,655		106,655	(a)
	14,800	14,800	CONMED Corp.		392,940	392,940	(a)
	53,800	53,800	Cutera Inc.		485,814	485,814	(a)
8,400	29,000	37,400	Cynosure Inc.	166,488	574,780	741,268	(a)
	7,100	7,100	Datascope Corp.		333,700	333,700
	52,520	52,520	Invacare Corp.		1,073,509	1,073,509
	52,500	52,500	Sirona Dental Systems Inc.		1,360,800	1,360,800	(a)
13,759	73,000	86,759	STERIS Corp.	395,709	2,099,480	2,495,189
8,200		8,200	Synovis Life Technologies Inc.	154,406		154,406	(a)
5,500	44,400	49,900	Zoll Medical Corp.	185,185	1,494,948	1,680,133	(a)
				1,331,356	7,815,971	9,147,327
Health Care Providers & Services — 4.3%
4,800		4,800	Air Methods Corp.	120,000		120,000	(a)
9,693	70,678	80,371	Amedisys Inc.	488,721	3,563,585	4,052,306	(a)
11,715	82,400	94,115	AMERIGROUP Corp.	243,672	1,713,920	1,957,592	(a)
	22,700	22,700	Apria Healthcare Group Inc.		440,153	440,153	(a)
12,300	5,800	18,100	Centene Corp.	206,517	97,382	303,899	(a)
	24,300	24,300	Five Star Quality Care Inc.		114,939	114,939	(a)
	90,200	90,200	Healthspring Inc.		1,522,576	1,522,576	(a)
	40,240	40,240	Molina Healthcare Inc.		979,441	979,441	(a)
2,700	49,600	52,300	Psychiatric Solutions Inc.	102,168	1,876,864	1,979,032	(a)
9,510	9,720	19,230	Res-Care Inc.	169,088	172,822	341,910	(a)
	15,600	15,600	Sun Healthcare Group Inc.		208,884	208,884	(a)
				1,330,166	10,690,566	12,020,732
Life Sciences Tools and Services — 0.7%
	6,900	6,900	Bio-Rad Laboratories Inc.		558,141	558,141	(a)
	70,300	70,300	Bruker Corp.		903,355	903,355	(a)
2,450	22,410	24,860	Pharmanet Development Group Inc.	38,637	353,405	392,042	(a)
				38,637	1,814,901	1,853,538

SAI-6

Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization		Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization
Shares	Shares	Shares	Security	Value	Value	Value
Pharmaceuticals — 2.3%
17,600	75,200	92,800	Adolor Corp.	$96,448	$412,096	$508,544	(a)
17,786	37,500	55,286	K-V Pharmaceutical Co.	343,803	724,875	1,068,678	(a)
4,939	74,310	79,249	Perrigo Co.	156,912	2,360,829	2,517,741
18,796	40,900	59,696	Sciele Pharma Inc.	363,703	791,415	1,155,118
	16,100	16,100	The Medicines Co.		319,865	319,865	(a)
12,386	68,100	80,486	ViroPharma Inc.	136,989	753,186	890,175	(a)
				1,097,855	5,362,266	6,460,121
INDUSTRIALS — 14.7%
Aerospace & Defense — 1.2%
5,000	52,600	57,600	AAR Corp.	67,650	711,678	779,328	(a)
3,800	23,600	27,400	Esterline Technologies Corp.	187,188	1,162,536	1,349,724	(a)
2,800	16,700	19,500	Stanley Inc.	93,856	559,784	653,640	(a)
	10,600	10,600	TransDigm Group Inc.		356,054	356,054	(a)
3,709		3,709	Triumph Group Inc.	174,694		174,694
				523,388	2,790,052	3,313,440
Airlines — 0.3%
17,185	89,700	106,885	Republic Airways Holdings Inc.	148,822	776,802	925,624	(a)
Building Products — 0.1%
	1,800	1,800	Ameron International Corp.		215,964	215,964
1,300	8,940	10,240	Apogee Enterprises Inc.	21,008	144,470	165,478
				21,008	360,434	381,442
Commercial Services & Supplies — 3.9%
	28,800	28,800	Administaff Inc.		803,232	803,232
12,740		12,740	Cenveo Inc.	124,470		124,470	(a)
19,633	26,900	46,533	Comfort Systems USA Inc.	263,867	361,536	625,403
1,783	13,560	15,343	Herman Miller Inc.	44,379	337,508	381,887
3,400	15,676	19,076	Interface Inc., Class A	42,602	196,420	239,022
	11,100	11,100	Kelly Services Inc.		214,563	214,563
	85,300	85,300	Knoll Inc.		1,036,395	1,036,395
24,228	188,400	212,628	MPS Group Inc.	257,544	2,002,692	2,260,236	(a)
	89,600	89,600	RSC Holdings Inc.		829,696	829,696	(a)
	133,600	133,600	Spherion Corp.		617,232	617,232	(a)
	44,100	44,100	Standard Parking Corp.		802,620	802,620	(a)
	20,400	20,400	Sykes Enterprises Inc.		384,744	384,744	(a)
14,700	73,850	88,550	Volt Information Sciences Inc.	175,077	879,554	1,054,631	(a)
4,150	28,000	32,150	Watson Wyatt Worldwide Inc., Class A Shares	219,493	1,480,920	1,700,413
				1,127,432	9,947,112	11,074,544
Construction & Engineering — 0.6%
6,650	41,800	48,450	EMCOR Group Inc.	189,725	1,192,554	1,382,279	(a)
4,500	7,400	11,900	Perini Corp.	148,725	243,536	392,261	(a)
				338,450	1,436,090	1,774,540
Electrical Equipment — 3.1%
3,600	16,800	20,400	Acuity Brands Inc.	173,088	807,744	980,832
4,400	99,169	103,569	EnerSys*	150,612	3,394,555	3,545,167	(a)
8,400	140,200	148,600	GrafTech International Ltd.*	225,372	3,761,566	3,986,938	(a)
	8,700	8,700	Superior Essex Inc.		388,281	388,281	(a)
				549,072	8,352,146	8,901,218
Industrial Conglomerates — 1.1%
3,500	24,050	27,550	Walter Industries Inc.	380,695	2,615,919	2,996,614

SAI-7

Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization		Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization
Shares	Shares	Shares	Security	Value	Value	Value
Machinery — 3.2%
	29,400	29,400	Astec Industries Inc.		$944,916	$944,916	(a)
3,900	28,000	31,900	Bucyrus International Inc., Class A Shares	$284,778	2,044,560	2,329,338
3,500	11,200	14,700	Chart Industries Inc.	170,240	544,768	715,008	(a)
6,300	43,300	49,600	Columbus McKinnon Corp.	151,704	1,042,664	1,194,368	(a)
7,005		7,005	Gardner Denver Inc.	397,884		397,884	(a)
4,100	43,300	47,400	L.B. Foster Co.	136,120	1,437,560	1,573,680	(a)
	37,444	37,444	Robbins and Myers Inc.		1,867,332	1,867,332
				1,140,726	7,881,800	9,022,526
Marine — 0.6%
2,600	16,700	19,300	Genco Shipping & Trading Ltd.	169,520	1,088,840	1,258,360
2,200	8,200	10,400	TBS International Ltd.	87,890	327,590	415,480	(a)
				257,410	1,416,430	1,673,840
Road & Rail — 0.6%
5,900	39,100	45,000	Arkansas Best Corp.	216,176	1,432,624	1,648,800
INFORMATION TECHNOLOGY — 15.7%
Communications Equipment — 3.6%
79,193	336,900	416,093	3Com Corp.	167,889	714,228	882,117	(a)
12,670	92,330	105,000	Avocent Corp.	235,662	1,717,338	1,953,000	(a)
	91,160	91,160	Blue Coat Systems Inc.		1,286,268	1,286,268	(a)
11,900	80,600	92,500	Emulex Corp.	138,635	938,990	1,077,625	(a)
36,500	240,300	276,800	Harmonic Inc.	347,115	2,285,253	2,632,368	(a)
40,600	435,925	476,525	Powerwave Technologies Inc.	172,550	1,852,681	2,025,231	(a)
12,300	4,100	16,400	ViaSat Inc.	248,583	82,861	331,444	(a)
				1,310,434	8,877,619	10,188,053
Computers & Peripherals — 0.6%
87,000	255,400	342,400	Quantum Corp.	117,450	344,790	462,240	(a)
6,700	59,800	66,500	Rackable Systems Inc.	89,780	801,320	891,100	(a)
	24,500	24,500	Xyratex Ltd.		407,925	407,925	(a)
				207,230	1,554,035	1,761,265
Electronic Equipment & Instruments — 1.0%
	24,700	24,700	CTS Corp.		248,235	248,235
9,824		9,824	Nam Tai Electronics Inc.	128,498		128,498
11,290	59,700	70,990	SYNNEX Corp.	283,266	1,497,873	1,781,139	(a)
	36,500	36,500	Technitrol Inc.		620,135	620,135
				411,764	2,366,243	2,778,007
Internet Software & Services — 2.3%
13,050		13,050	Blue Coat Systems Inc.	184,136		184,136	(a)
16,700	117,900	134,600	Interwoven Inc.	200,567	1,415,979	1,616,546	(a)
23,516	210,000	233,516	United Online Inc.	235,865	2,106,300	2,342,165
18,400	117,800	136,200	Websense Inc.	309,856	1,983,752	2,293,608	(a)
				930,424	5,506,031	6,436,455
IT Services — 1.9%
	158,100	158,100	Ciber Inc.		981,801	981,801	(a)
	26,900	26,900	ManTech International Corp.		1,294,428	1,294,428	(a)
8,400	34,000	42,400	MAXIMUS Inc.	292,488	1,183,880	1,476,368
	73,800	73,800	SAIC Inc.		1,535,778	1,535,778	(a)
	8,600	8,600	TNS Inc.		206,056	206,056	(a)
				292,488	5,201,943	5,494,431

SAI-8

Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization		Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization
Shares	Shares	Shares	Security	Value	Value	Value
Semiconductors & Semiconductor Equipment — 3.0%
27,396	141,100	168,496	Amkor Technology Inc.	$285,192	$1,468,851	$1,754,043	(a)
7,200	29,400	36,600	Monolithic Power Systems	155,664	635,628	791,292	(a)
13,200	96,100	109,300	OmniVision Technologies Inc.	159,588	1,161,849	1,321,437	(a)
19,350	129,900	149,250	Skyworks Solutions Inc.	190,984	1,293,168	1,484,152	(a)
6,600	45,826	52,426	Verigy Ltd.	149,886	1,040,708	1,190,594	(a)
17,351	155,700	173,051	Zoran Corp.	203,007	1,821,690	2,024,697	(a)
				1,144,321	7,421,894	8,566,215
Software — 3.3%
	7,510	7,510	Bluephoenix Solutions Ltd.		34,621	34,621	(a)
14,900	28,200	43,100	JDA Software Group Inc.	269,690	510,420	780,110	(a)
	42,600	42,600	Macrovision Solutions Corp.		637,296	637,296	(a)
1,400	2,350	3,750	Magma Design Automation Inc	8,498	14,265	22,763	(a)
5,400	22,086	27,486	Mentor Graphics Corp.	85,320	348,959	434,279	(a)
9,500	5,200	14,700	Parametric Technology Corp.	158,365	86,684	245,049	(a)
9,300	59,550	68,850	Progress Software Corp.	237,801	1,522,693	1,760,494	(a)
12,000		12,000	Quest Software Inc.	177,720		177,720	(a)
	10,400	10,400	SPSS Inc.		378,248	378,248	(a)
981,378		981,378	Storagenetworks Inc.	1		1	(b)(c)
17,511	144,000	161,511	Sybase Inc.	515,174	4,236,480	4,751,654	(a)
				1,452,569	7,769,666	9,222,235
MATERIALS — 7.9%
Chemicals — 3.9%
1,750	11,800	13,550	CF Industries Holdings Inc.	267,400	1,803,040	2,070,440
11,921	58,408	70,329	Koppers Holdings Inc.	499,132	2,445,543	2,944,675
3,800	65,764	69,564	LSB Industries	75,240	1,302,127	1,377,367	(a)
	46,700	46,700	Olin Corp.		1,222,606	1,222,606
	62,600	62,600	Terra Industries Inc.		3,089,310	3,089,310
				841,772	9,862,626	10,704,398
Containers & Packaging — 1.3%
7,174	30,933	38,107	Greif Inc.	459,351	1,980,640	2,439,991
12,200	27,900	40,100	Rock-Tenn Co.	365,878	836,721	1,202,599
				825,229	2,817,361	3,642,590
Metals & Mining — 2.7%
5,100	31,300	36,400	Compass Minerals International Inc.	410,856	2,521,528	2,932,384
	269,700	269,700	Northgate Minerals Corp.		741,675	741,675	(a)
4,821	32,300	37,121	Reliance Steel & Aluminum Co.	371,651	2,490,007	2,861,658
9,500	86,800	96,300	Stillwater Mining Co.*	112,385	1,026,844	1,139,229	(a)
				894,892	6,780,054	7,674,946
TELECOMMUNICATION SERVICES — 2.0%
Diversified Telecommunication Services — 1.0%
57,628	419,900	477,528	Cincinnati Bell Inc.	229,359	1,671,202	1,900,561	(a)
21,700	47,400	69,100	Premiere Global Services Inc.	316,386	691,092	1,007,478	(a)
				545,745	2,362,294	2,908,039
Wireless Telecommunication Services — 1.0%
	132,130	132,130	Centennial Communications Corp.		923,589	923,589	(a)
15,300	31,600	46,900	Syniverse Holdings Inc.	247,860	511,920	759,780	(a)
	15,800	15,800	U.S. Cellular Corp.		893,490	893,490	(a)
	27,900	27,900	USA Mobility Inc.		210,645	210,645	(a)
				247,860	2,539,644	2,787,504

SAI-9

Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization		Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Combined Batterymarch U.S. Small Capitalization
Shares	Shares	Shares	Security	Value	Value	Value
UTILITIES — 3.0%
Electric Utilities — 1.5%
10,900	86,340	97,240	El Paso Electric Co.	$215,820	$1,709,532	$1,925,352 (a)
9,700	69,900	79,600	Hawaiian Electric Industries, Inc.	239,881	1,728,627	1,968,508
	14,200	14,200	UIL Holdings Corp.		417,622	417,622
				455,701	3,855,781	4,311,482
Gas Utilities — 0.9%
7,560	52,867	60,427	Piedmont Natural Gas Co. Inc.	197,770	1,383,001	1,580,771
8,100	19,300	27,400	WGL Holdings Inc.	281,394	670,482	951,876
				479,164	2,053,483	2,532,647
Multi-Utilities — 0.6%
10,700	57,100	67,800	Avista Corp.	229,622	1,225,366	1,454,988
	4,500	4,500	NorthWestern Corp.		114,390	114,390
				229,622	1,339,756	1,569,378
			TOTAL COMMON STOCKS AND EQUITY INTERESTS (Cost — $280,372,887)	36,266,197	244,023,228	280,289,425
SHORT-TERM INVESTMENT — 0.3%
Repurchase Agreement — 0.3%
717,000		717,000	Interest in $1,000,000,000 joint tri-party repurchase agreement dated 6/30/08 with Greenwich Capital Markets Inc., 2.500% due 7/1/08; Proceeds at maturity — $717,050; (Fully collateralized by various U.S. government agency obligations, 2.465% to 7.250% due 10/15/08 to 1/15/30; Market value — $731,341) (Cost — $717,000)	717,000		717,000
			TOTAL COMMON STOCKS AND EQUITY INTERESTS (Cost — $281,089,887) 99.4%	36,983,197	244,023,228	281,006,425
			Other Assets Less Liabilities — 0.6%	-330,034	2,160,000	1,829,966
			NET ASSETS — 100.0%	$36,653,163	$246,183,228	$282,836,391

(a)  Non-income producing security.

(b)  Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 3).

(c)  Illiquid security.

See Notes to Pro Forma Combined Financial Statements.
SAI-10

Pro Forma Combined Statement of Assets and Liabilities

Legg Mason Partners Small Cap Core Fund and Batterymarch U.S. Small Capitalization Equity Portfolio
For the Twelve Months Ended June 30, 2008

	Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Adjustments		Pro Forma Combined Batterymarch U.S. Small Capitalization Equity Portfolio
ASSETS:
Investments, at cost	$36,345,027	$244,744,860			$281,089,887
Investments, at value	$36,983,197	$244,023,228			$281,006,425
Cash	276	2,455,773			2,456,049
Receivable for securities sold	770,792	3,932,411			4,703,203
Receivable for Fund shares sold	2,578	202,824			205,402
Dividends and interest receivable	32,272	177,763			210,035
Prepaid expenses	31,281				31,281
Total Assets	37,820,396	250,791,999	—		288,612,395
LIABILITIES:
Payable for securities purchased	953,965	4,273,634			5,227,599
Payable for Fund shares repurchased	48,931				48,931
Accrued management fee	23,819	139,844			163,663
Accrued distribution and service fees	15,970	11,337			27,307
Trustees' fees payable	12,092				12,092
Accrued expenses	112,456	183,956	96,600	(a)	393,012
Total Liabilities	1,167,233	4,608,771	96,600		5,872,604
Total Net Assets	$36,653,163	$246,183,228	$(96,600)		$282,739,791
NET ASSETS:
Paid-in capital in excess of par value	37,291,879	254,937,509			292,229,388
Undistributed net investment income		270,653	(96,600	)(a)	174,053
Accumulated net investment loss	(238,311)				(238,311)
Accumulated net realized gain (loss) on investments, futures contracts, options written, short sales, swap contracts and foreign currency transactions	(1,038,575)	(8,303,302)			(9,341,877)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap contracts and foreign curerncies	638,170	(721,632)			(83,462)
Total Net Assets	$36,653,163	$246,183,228	$(96,600)		$282,739,791

SAI-11

	Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Adjustments		Pro Forma Combined Batterymarch U.S. Small Capitalization Equity Portfolio
Net Assets:
Class A	$24,329,190		$3,611,491	(a)(b)	$27,940,681
Class B	3,651,837		(3,651,837	)(b)	—
Class C	8,672,136		(12,504	)(a)	8,659,632
Institutional Class		$245,676,701	(43,660	)(a)	245,633,041
Financial Intermediary Class		506,527	(90	)(a)	506,437
Shares Outstanding:
Class A	2,375,665	—	352,650	(a)(b)(c)	2,728,315
Class B	417,504	—	(417,504	)(b)(c)	—
Class C	985,927		(1,422	)(a)	984,505
Institutional Class		28,638,417	(5,089	)(a)	28,633,328
Financial Intermediary Class		60,121	(11	)(a)	60,110
Net Asset Value:
Class A	$10.24				$10.24
Class B *	$8.75				—
Class C *	$8.80				$8.80
Institutional Class		$8.58			$8.58
Financial Intermediary Class		$8.43			$8.43
Maximum Public Offering Price:
Class A (based upon maximum sales charge of 5.75%)	$10.86				$10.86

*  Redemption price is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment.

(a)  Reflects adjustments for estimated reorganization costs of $96,600.

(b)  Legg Mason Partners Small Cap Core Fund Class B will be exchanged for the combined Batterymarch U.S. Small Capitalization Equity Portfolio Class A shares.

(c)  Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements.
SAI-12

Pro Forma Combined Statement of Operations

Legg Mason Partners Small Cap Core Fund and Batterymarch U.S. Small Capitalization Equity Portfolio
For the Twelve Months Ended June 30, 2008

	Legg Mason Partners Small Cap Core Fund	Batterymarch U.S. Small Capitalization Equity Portfolio	Pro Forma Adjustments		Pro Forma Combined Batterymarch U.S. Small Capitalization Equity Portfolio
INVESTMENT INCOME:
Dividends	$413,485	$3,036,577			$3,450,062
Interest	23,130	47,965			71,095
Less: Foreign taxes withheld		(8,133)			(8,133)
Total Investment Income	436,615	3,076,409			3,513,024
EXPENSES:
Management fee	362,466	2,529,028	(106,415	)(a)	2,785,079
Distribution and service fees
Financial Intermediary Class		1,407			1,407
Class A	78,798		8,085	(a)	86,883
Class B	53,689		(53,689	)(a)	—
Class C	114,405				114,405
Transfer agent fees
Institutional Class		13,641			13,641
Financial Intermediary Class		5,446			5,446
Class A	45,556		12,138	(b)	57,694
Class B	12,138		(12,138	)(b)	—
Class C	10,110				10,110
Shareholder reports	67,394	125,409	(60,655	)(b)	132,148
Custody fees	4,993	57,227	—	(b)	62,220
Registration fees	52,848	26,087	(52,848	)(b)	26,087
Insurance	2,387		(2,387	)(b)	—
Audit and legal	164,582	47,591	(164,582	)(b)	47,591
Directors' fees	1,844	61,339			63,183
Interest Expense					—
Miscellaneous expenses	11,831	54,162	(11,831	)(b)	54,162
Total Expenses	983,041	2,921,337	(444,322)		3,460,056
Less: Fee waivers and/or expenses reimbursements (Note 2)	(2,559)	(4,831)	—		(7,390)
Net Expenses	980,482	2,916,506	(444,322)		3,452,666
Net Investment Income	(543,867)	159,903	444,322		60,358
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	207,598	2,954,420			3,162,018
Net Realized Gain	207,598	2,954,420			3,162,018
Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(11,024,938)	(83,431,661)			(94,456,599)
Change in Net Unrealized Appreciation/Depreciation	(11,024,938)	(83,431,661)			(94,456,599)
Net Loss on Investments	(10,817,340)	(80,477,241)			(91,294,581)
Decrease in Net Assets From Operations	$(11,361,207)	$(80,317,338)	$444,322		$(91,234,223)

(a)  To adjust expenses to reflect the Combined Fund's expenses estimated fees and expenses based on contractual rates in effect for Batterymarch U.S. Small Capitalization Equity Portfolio.

(b)  Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

See Notes to Pro Forma Combined Financial Statements.
SAI-13

Legg Mason Partners Small Cap Core Fund Reorganization into Batterymarch U.S. Small
Capitalization Equity Portfolio

Notes to Pro Forma Combined Financial Statements
(Unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at June 30, 2008 and the related Pro Forma Combined Statement of Operations ("Pro Forma Statements") for the twelve months ended June 30, 2008, reflect the accounts of Legg Mason Partners Small Cap Core Fund ("Acquired Fund") and Batterymarch U.S. Small Capitalization Equity Portfolio ("Acquiring Fund"), each a "Fund." Following the combination, Batterymarch U.S. Small Capitalization Equity Portfolio will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free Reorganization will be accounted for in an "as-if" pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on June 30, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended June 30, 2008 as if the Reorganization occurred on July 1, 2007. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods of the Acquiring Fund will not be restated. The fiscal year ends are December 31 for the Acquired Fund and Acquiring Fund.

The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the Reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of Reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset values, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund's Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

SAI-14

4. Capital Shares:

The unaudited pro forma net asset values per share assume additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of June 30, 2008. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund's combined level of average net assets for the twelve months ended June 30, 2008.

6. Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

SAI-15

LEGG MASON CHARLES STREET TRUST, INC.

PART C.                                OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article 9 of Registrant’s Amended and Restated Articles of Incorporation, Article 10 of Registrant’s Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 10 of the Distribution Agreement.  Article 10 of Registrant’s Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.		Exhibits

(1)	(a)	Articles of Amendment and Restatement filed June 3, 1998 (1)
	(b)	Articles Supplementary filed June 3, 1998 (1)
	(c)	Articles of Amendment filed September 21, 1998 (4)
	(d)	Articles Supplementary filed October 1, 1999 (3)
	(e)	Articles of Amendment filed October 1, 1999 (3)
	(f)	Articles Supplementary filed October 3, 2000 (4)
	(g)	Articles of Amendment filed April 27, 2001 (4)
	(h)	Articles Supplementary filed August 21, 2006 (9)
	(i)	Articles of Amendment filed October 14, 2008 (14)
	(j)	Articles Supplementary filed December 18, 2008 – filed herewith

(2)	Amended and Restated Bylaws (12)

(3)           Voting Trust Agreement – not applicable.

(4)           Form of Agreement and Plan of Reorganization – filed herewith in Part A to the Registration Statement as Attachment A to the combined Proxy Statement and Prospectus.

(5)           Instruments defining rights of security holders with respect to Legg Mason Charles Street Trust, Inc. are contained in the Articles of Amendment and Restatement (with subsequent amendments) and in the Amended and Restated Bylaws which are incorporated by reference to Exhibits (a) and (b) to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, SEC File No. 333-44423, filed May 29, 2003.

(6)           (a)                                  Investment Management Agreement – Batterymarch U.S. Small Capitalization Equity Portfolio (5)

(b)                                 Investment Advisory Agreement – Batterymarch U.S. Small Capitalization Equity Portfolio (5)

(7)           Distribution Agreement (13)

(a)                                  Anti-Money Laundering Delegation Agreement dated November 3, 2006 (11)

(b)                                 Amendment No. 1 to the Distribution Agreement dated December 15, 2006 (13)

(c)                                  Form of Dealer Agreement (8)

(8)           Bonus, profit sharing or pension plans — none

(9)           (a)                                  Custodian Contract (2)

(b)                                 Amendment to Custodian Contract dated July 1, 2001 (5)

(c)                                  Form of Amendment to Custodian Contract (9)

(10)         (a)                                  Plan pursuant to Rule 12b-1 for Batterymarch U.S. Small Capitalization Equity Portfolio (7)

(b)                                 Amendment to the Financial Intermediary Class Distribution Plan (10)

(c)                                  Batterymarch U.S. Small Capitalization Portfolio – Form of Class A Distribution Plan (15)

(d)                                 Batterymarch U.S. Small Capitalization Portfolio – Form of Class C Distribution Plan (15)

(11)         Opinion and Consent of K&L Gates LLP on Securities Matters with Respect to Legg Mason Charles Street Trust, Inc. – filed herewith.

(12)         Opinion of Counsel Supporting Tax Matters.  To be filed by amendment within a reasonable time after closing.

(13)         (a)                                  Transfer Agency and Service Agreement (2)

(b)                                 Amendment to Transfer Agency and Service Agreement dated November 1, 2001 (6)

(c)                                  Form of Amendment to Transfer Agency and Service Agreement (9)

(14)         (a)           Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm – filed herewith.

(b)           Consent of KPMG LLP, Independent Registered Public Accounting Firm – filed herewith.

(15)         Financial statements omitted from Prospectus – not applicable

(16)         Power of Attorney – filed herewith.

(17)         (a)           Form of Proxy Card – filed herewith.

(b)           Annual Report of Batterymarch U.S. Small Capitalization Equity Portfolio for the year ended December 31, 2007

(c)           Semi-Annual Report of Batterymarch U.S. Small Capitalization Equity Portfolio for the period ended June 30, 2008

(d)           The Prospectus and Statement of Additional Information of Batterymarch U.S. Small Capitalization Equity Portfolio, a series of Legg Mason Charles Street Trust, Inc., dated [February 1, 2009] – to be filed; pending registration

(e)           Annual Report of Legg Mason Partners Small Cap Core Fund for the year ended  December 31, 2007

(f)            Semi-Annual Report of Legg Mason Partners Small Cap Core Fund for the period ended June 30, 2008

(1)           Incorporated herein by reference to corresponding exhibit of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed June 5, 1998.

(2)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed June 2, 1999.

(3)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed August 1, 2000.

(4)           Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423 filed July 18, 2001.

(5)           Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed July 23, 2002.

(6)           Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed November 1, 2002.

(7)                                  Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed April 21, 2004.

(8)                                  Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

(9)           Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed September 1, 2006.

(10)         Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed July 26, 2006.

(11)         Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed February 26, 2007.

(12)         Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed May 29, 2003.

(13)                            Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed July 27, 2007.

(14)                            Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed October 31, 2008.

(15)                            Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed November 26, 2008.

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file an amendment to the registration statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibit 12, Opinion of Counsel Supporting Tax Matters within a reasonable time after receipt of such opinion.

SIGNATURE PAGE

As required by the Securities Act of 1933, as amended (“1933 Act”), this registration statement has been signed on behalf of the Registrant, in the City of Baltimore and State of Maryland, on the 22nd day of December, 2008.

LEGG MASON CHARLES STREET TRUST, INC.

By:	/s/ David R. Odenath
David R. Odenath
President

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Mark R. Fetting*	Chairman and Director	December 22, 2008
Mark R. Fetting

/s/ David R. Odenath*	President (Principal Executive	December 22, 2008
David R. Odenath	Officer) and Director

/s/ Ruby P. Hearn*	Director	December 22, 2008
Ruby P. Hearn

/s/ Arnold L. Lehman*	Director	December 22, 2008
Arnold L. Lehman

/s/ Robin J. W. Masters*	Director	December 22, 2008
Robin J. W. Masters

/s/ Jill E. McGovern*	Director	December 22, 2008
Jill E. McGovern

/s/ Arthur S. Mehlman*	Director	December 22, 2008
Arthur S. Mehlman

/s/ G. Peter O’Brien*	Director	December 22, 2008
G. Peter O’Brien

/s/ S. Ford Rowan*	Director	December 22, 2008
S. Ford Rowan

/s/ Robert M. Tarola*	Director	December 22, 2008
Robert M. Tarola

/s/ Marie K. Karpinski	Vice President and	December 22, 2008
Marie K. Karpinski	Chief Financial Officer
(Principal Financial and Accounting
Officer)

*By:	/s/ Richard M. Wachterman
Richard M. Wactherman
Attorney in Fact, pursuant to Power of Attorney filed herewith.

 EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS

1(j)	Articles Supplementary filed December 18, 2008

11	Opinion and Consent of K&L Gates LLP on Securities Matters

14(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

14(b)	Consent of KPMG LLP, Independent Registered Public Accounting Firm

16	Power of Attorney

17(a)	Form of Proxy Card

17(b)	Annual Report of Batterymarch U.S. Small Capitalization Equity Portfolio for the year ended December 31, 2007

17(c)	Semi-Annual Report of Batterymarch U.S. Small Capitalization Equity Portfolio for the period ended June 30, 2008

17(e)	Annual Report of Legg Mason Partners Small Cap Core Fund for the year ended December 31, 2007

17(f)	Semi-Annual Report of Legg Mason Partners Small Cap Core Fund for the period ended June 30, 2008